UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811‑04980

TCW Strategic Income Fund, Inc.
(Exact name of registrant as specified in charter)

515 South Flower Street, Los Angeles, CA 90071
(Address of principal executive offices)

Peter Davidson, Esq.
Vice President and Secretary
515 South Flower Street
Los Angeles, CA 90071
(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244‑0000
Date of fiscal year end: December 31
Date of reporting period: June 30, 2026

Item 1.	Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e‑1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

Semi-Annual Report
June 30, 2026

   To Our Valued Shareholders

Richard Villa Executive Vice President, Chief Financial Officer
To the shareholders of the TCW Strategic Income Fund:
Executive Summary
TCW is pleased to present the 2026 semi-annual report for the TCW Strategic Income Fund (“TSI” or the “Fund”). TSI is a multi-asset class closed‑end fund managed by TCW Investment Management Company and is listed on the New York Stock Exchange under the ticker TSI. For the first half of 2026, shares of TSI fell by 5.7% while the Fund’s net asset value (i.e., returns of the underlying assets) declined by 1.78%. The Fund’s six‑month price-based return was lower than the NAV‑based return, as the discount between NAV and share price rose from ‑3.3% at the beginning of the period to ‑7.4% by June 30, 2026.
In March 2026, the Fund completed a rights offering designed to better align its sector allocations and income profile with the expectations of closed‑end fund investors. The additional capital was deployed into higher-yielding opportunities, including private credit and private securitized investments, providing shareholders with greater access to less liquid areas of the market that are generally difficult to access through traditional fixed income strategies. These changes were intended to enhance the Fund’s income-generating potential, supporting both an increase in distributions and a transition from quarterly to monthly dividend payments.
The Fund paid quarterly dividends of approximately six and a half cents per share in the final two quarters of 2025 and the first quarter of 2026, along with a special cash payment of six and a half cents per share at the Fund’s fiscal year-end. After the rights offering in March, the Fund began paying a monthly dividend at a rate of just over two and a half cents per share, which is the equivalent of approximately eight and a half cents per share on a quarterly basis. This represents an annualized rate of approximately 35 cents per share, contributing to a realized 12‑month trailing yield of approximately 7.7%, as of June 30, 2026. As yield is a function of several parameters, the go‑forward yield of TSI will likely differ from the trailing figure.
Fund Performance (%)

		Total Return as of June 30, 2026 (Annualized for periods over 1 Year)
	6 Month	1 Year	3 Year	5 Year	10 Year	Since 3/1/06 (2)	Since 3/5/87 (3)
Price-Based Total Return	-5.70	-0.73	6.90	1.86	4.82	7.97	7.41
NAV‑Based Total Return	-1.78	1.19	6.37	2.97	4.56	7.28	7.67
Bloomberg 3‑Month U.S. Treasury Bellwethers Index + 400 bps (1)	3.78	8.04	8.86	7.71	6.46	5.84	n/a

(1)	Benchmark changed to the Bloomberg 3‑Month U.S. Treasury Bellwethers Index + 400 bps effective 3/1/2022.
(2)	The date on which the Fund’s investment objective changed to a multi-asset class fund. Prior to this date, the Fund primarily invested in convertible securities.
(3)	Inception date of the Fund.
Past performance is no guarantee of future results. Current performance may be lower or higher than that quoted. The market value and net asset value of the Fund’s shares will fluctuate with market conditions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions. You should not draw any conclusions about the Fund’s performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

Management Commentary
Middle East developments were the primary market driver over the first half of 2026, with investor sentiment fluctuating alongside shifting narratives in the conflict between the U.S. and Iran. Escalating tensions initially raised concerns that higher energy prices could reignite inflation and keep central banks restrictive for longer, before ceasefire announcements, renewed negotiations, and an interim peace agreement drove a rebound in risk sentiment and improvement in the forward-looking inflation picture. Brent crude oil prices posted their largest quarterly decline (‑34%) since the pandemic, ending June near pre‑conflict levels and almost completely reversing the price surge from the prior quarter. Investor focus turned back to underlying economic fundamentals, where economic data remained broadly resilient.
Notably, headline labor market reports showed consecutive upside surprises in demand, though subdued wage growth and other soft data indicators suggested underlying conditions remained less robust than headline data implied, warranting a wait‑and‑see approach from the Federal Reserve as it left rates unchanged over the period. Though there were no rate changes, new Fed Chair Kevin Warsh made it clear there would be changes in how policy would be conducted, including the FOMC’s communication, forward guidance, and framework as he laid out a new course for the committee. This, combined with the more hawkish tone from June’s FOMC meeting, drove a sharp repricing in the Treasury market as investors recalibrated to and reconsidered the future path of policy. Indeed, the yield curve flattened alongside increased expectations for Fed hikes by year‑end, with 2‑Year and 10‑Year Treasury yields ending the period 70 bps and 30 bps higher, respectively.
Despite the more hawkish expectations for the Fed, positive developments in the Middle East and accompanying decline in volatility and oil prices drove strong performance across risk assets. Equities were the clearest winner with the S&P 500 Index returning 10.2% during the first half of the year. Fixed income returns were modestly positive given the increase in rates, though improved risk sentiment supported spreads and helped the Bloomberg U.S. Aggregate Bond Index advance 0.62%. Spread tightening was most pronounced in the corporate sector as both investment grade and high yield reversed first quarter underperformance and gained 0.9% and 2.0%, respectively. Tighter spreads and lower volatility also supported performance across securitized sectors. Asset-backed securities (ABS) led, gaining 1.1% on a total return basis, followed by agency mortgage-backed securities (MBS), up 1.0%, and commercial MBS (CMBS) up 0.8%.
The Economy and Market Ahead
Markets enter the second half of 2026 having absorbed a meaningful shift in the macro narrative this year — from expectations of lower rates and slowing growth, to a conflict-driven rekindling of inflation fears, to now a more uncertain path forward given conflicting signals coming out of the Middle East and what appears to be a more hawkish Fed. However, we believe the market’s swift repricing of expected Fed policy is overdone, and that the bar to actually hike rates is quite high. While headline inflation did increase in Q2 on higher energy costs, core inflation remained more contained, and, in our view, the labor market is not a source of inflationary pressure like it was in 2022 when demand for workers was elevated and wages were rising. Moreover, we believe that historical precedent suggests that the Fed typically implements rate hikes in the context of a broader hiking cycle and not as a one or two individualized rate increases. Given real wages have recently turned negative and consumer confidence remains at depressed levels, we think the probability of a fresh hiking cycle is minimal. Instead, we view the Fed as likely to be on hold for the foreseeable future as it assesses incoming data and the evolving economic backdrop, with its next move more likely a cut aimed at gradually steering rates towards more neutral levels.
We believe that positioning remains driven by relative value considerations that see larger allocations to sectors where value is more compelling and a preservation of liquidity in areas where spreads are rich and protection against prospective volatility is limited. Against the backdrop outlined above, we view corporate credit spreads as overvalued as the sector continues to be priced to seemingly only the most optimistic outcomes, with no real protection against deviations from the status quo, or volatility, at current spread levels. Trillion-dollar AI‑related capital expenditures are creating a spending cycle whose ultimate winners and losers remain uncertain, impressing upon markets a wave of issuance that could push spreads wider while also driving increased discernment among investors, though elevated all‑in yields have thus far anchored broad market demand. While we recognize the attractiveness of current yields, we believe there are likely to be better entry points ahead on spread widening that create a more compelling argument for value-oriented managers. In the meantime, we continue to be active during periods of volatility, adding exposure as levels become more attractive like in February/March 2026 amid rising tensions in the Middle East, then trimming as spreads remediate. Overall, corporate credit represents a smaller portion of the risk budget, with positioning across investment grade and high yield issues focused on generating carry and return potential from issue selection decisions rather than broader market beta. The rights offering in March 2026 provided additional capital to add incremental yield, with additions concentrated in bank loans and high yield credit issues.
Securitized sectors constitute a larger share of the risk budget given more favorable spread and yield premiums, with agency MBS representing a sizeable allocation due to its government guarantee, liquidity, and attractive spread profile. The non‑agency MBS sector is also a featured allocation to capture what we believe to be fundamentally sound yield, with a preference for both legacy (pre‑2008 vintage) issues given total return upside and newer issues for higher coupon carry. CMBS positioning maintains a focus on single asset single borrower deals backed by trophy properties with steady net operating income and experienced sponsors, including higher yielding positions down the capital structure. ABS positions similarly reflect targeted positions including CLOs and high-quality non‑traditional collateral types like single-family rentals. The allocation to asset backed finance was increased over the period to enhance the yield profile of the Fund and add diversified credit exposure with lower performance correlations to other asset classes. These deals are highly tailored solutions that provide sources of funding across the real economy, with their more bespoke profiles resulting in strict covenants that protect lenders.

Portfolio Positioning
December 31, 2025

SECTOR ALLOCATION*

BL 0.17%
IC 2.49%
CS 2.52%
MM 3.95%
CCB 0.14%
ABS 11.64%
FGB 0.76%
UST 0.59%
MUNI 0.51%
CB 21.31%
MBS 55.92%

Asset-Backed Securities (ABS)
Common Stock (CS)
Convertible Corporate Bonds (CCB)
Corporate Bonds (CB)
Foreign Government Bonds (FGB)
Money Market Investments (MM)
Mortgage-Backed Securities (MBS)
Municipal Bonds (MUNI)
U.S. Treasury Securities (UST)
Bank Loans (BL)
Investment Companies (IC)
MBS ALLOCATION*

RMBS NON-AGENCY 38.24%
CMBS AGENCY 0.71%
CMBS NON-AGENCY 22.15%
RMBS AGENCY 38.90%

Commercial Mortgage-Backed Securities — Agency (CMBS AGENCY)
Commercial Mortgage-Backed Securities — Non-Agency (CMBS NON-AGENCY)
Residential Mortgage-Backed Securities — Agency (RMBS AGENCY)
Residential Mortgage-Backed Securities — Non-Agency (RMBS NON-AGENCY)

June 30, 2026

SECTOR ALLOCATION

MM 3.96%
ABS 8.52%
IC 9.18%
BL 5.37%
CS 5.36%
CCB 0.14%
FGB 3.03%
UST 1.97%
MBS 43.53%
CB 18.94%

Asset-Backed Securities (ABS)
Common Stock (CS)
Convertible Corporate Bonds (CCB)
Corporate Bonds (CB)
Foreign Government Bonds (FGB)
Money Market Investments (MM)
Mortgage-Backed Securities (MBS)
U.S. Treasury Securities (UST)
Bank Loans (BL)
Investment Companies (IC)
MBS ALLOCATION

RMBS NON-AGENCY 36.30%
CMBS AGENCY 0.62%
CMBS NON-AGENCY 20.88%
RMBS AGENCY 42.20%

Commercial Mortgage-Backed Securities — Agency (CMBS AGENCY)
Commercial Mortgage-Backed Securities — Non-Agency (CMBS NON-AGENCY)
Residential Mortgage-Backed Securities — Agency (RMBS AGENCY)
Residential Mortgage-Backed Securities — Non-Agency (RMBS NON-AGENCY)

*2025 Charts presented to illustrate changes in positioning post rights-offering.
Sector allocations are based on the Fund’s long investments and exclude the impact of derivative positions. Derivatives may provide investment exposure to one or more sectors that is not reflected in the sector allocation chart.

Moderate leverage can be utilized by the Fund through a Line of Credit facility, though the Fund did not use any of the available $70 million commitment during the semi-annual period ended June 30, 2026. Leverage is used when market opportunity is abundant and management deems the use of leverage accretive to returns.
We greatly appreciate your investment in the Fund and your continuing support of TCW. If you have any additional questions or comments, we invite you to visit our website at www.tcw.com or contact our shareholder services department at 1‑866‑227‑8179, or contact@tcw.com.
Sincerely,
Richard Villa
Executive Vice President, Chief Financial Officer
The views expressed in this report reflect those of the Fund’s Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward-looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited)
June 30, 2026

Issues	Maturity Date	Principal Amount		Value

FIXED INCOME SECURITIES — 91.4% of Net Assets

ASSET-BACKED SECURITIES — 9.6%

Academic Loan Funding Trust Series 2012-1A, Class R

0.00% (1),(2),(3)	12/27/44		$3,368	$267,419

AIMCO CLO 24 Ltd. Series 2025-24A, Class SUB

0.00% (1),(3),(4)	04/19/38		600,000	364,615

Apidos CLO XXXVII Series 2021-37A, Class B

5.53% (3 mo. USD Term SOFR + 1.862%) (1),(5)	10/22/34		725,000	725,907

Arbour CLO VIII DAC Series 8X, Class B1R

3.90% (3 mo. EUR EURIBOR + 1.700%) (5),(6)	10/15/34	EUR	600,000	687,051

Avis Budget Rental Car Funding AESOP LLC Series 2021-2A, Class D

4.08% (1)	02/20/28		250,000	248,173

Bain Capital Credit CLO Ltd. Series 2020-4A, Class ERR

10.43% (3 mo. USD Term SOFR + 6.750%) (1),(5)	10/20/36		250,000	240,321

BBAM U.S. CLO VI Ltd. Series 2025-6A, Class SUB

0.00% (1),(3),(4)	01/27/39		350,000	260,104

BCRED CLO LLC Series 2023-1A, Class A

5.98% (3 mo. USD Term SOFR + 2.300%) (1),(5)	01/20/36		850,000	850,690

Bear Mountain Park CLO Ltd. Series 2022-1A, Class BR

5.42% (3 mo. USD Term SOFR + 1.750%) (1),(5)	07/15/37		625,000	625,663

BMO SBA COOF Trust Series 2019-1, Class A (I/O)

1.65% (1),(4)	10/25/45		2,240,963	49,952

CARS-DB4 LP Class B2

4.52% (1)	02/15/50		700,000	692,729

Carvana Auto Receivables Trust Series 2021-N3, Class R

0.00% (1),(2),(3)	06/12/28		2,200	170,885

Carvana Auto Receivables Trust Series 2022-N1, Class R

0.00% (1),(2),(3)	12/11/28		4,700	193,055

Carvana Auto Receivables Trust Series 2022-P3, Class R

0.00% (1),(2),(3)	09/10/29		2,900	179,291

Carvana Auto Receivables Trust Series 2023-P1, Class R

0.00% (1),(2),(3)	03/11/30		4,400	306,437

Carvana Auto Receivables Trust Series 2023-P2, Class R

0.00% (1),(2),(3)	06/10/30		2,000	126,135

CIFC Funding Ltd. Series 2022-2A, Class B

0.00% (1),(3),(4)	04/19/35		685,000	297,530

Consolidated Communications LLC/Fidium Fiber Finance Holdco LLC Series 2025-1A, Class A2

6.00% (1)	05/20/55		245,000	248,451

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

COOF Securitization Trust II Series 2015-2, Class A1 (I/O)

2.35% (1),(4)	08/25/41	$1,088,019	$50,677

DB Data Center Red Oak LLC

1.00% (7)	03/06/31	396,940	393,960

Diamond Issuer LLC Series 2021-1A, Class C

3.79% (1)	11/20/51	510,000	497,141

Eaton Vance CLO Ltd. Series 2013-1A, Class D1R4

6.67% (3 mo. USD Term SOFR + 3.000%) (1),(5)	10/15/38	475,000	476,760

Elmwood CLO 17 Ltd. Series 2022-4A, Class SUB

4.11% (1),(4)	07/17/37	850,000	451,953

Elmwood CLO 17 Ltd. Series 2022-4AR, Class FR2

0.00% (3 mo. USD Term SOFR + 6.910%) (1),(5),(8)	07/17/39	142,000	130,640

Elmwood CLO VIII Ltd. Series 2021-1A, Class ER

9.93% (3 mo. USD Term SOFR + 6.250%) (1),(5)	04/20/37	500,000	486,738

FHF Issuer Trust Series 2024-3A, Class A2

4.94% (1)	11/15/30	270,189	269,254

Goal Capital Funding Trust Series 2006-1, Class B

5.30% (3 mo. USD LIBOR + 0.450%) (5)	08/25/42	72,627	70,707

GoldenTree Loan Management U.S. CLO 22 Ltd. Series 2024-22A, Class F

11.60% (3 mo. USD Term SOFR + 7.920%) (1),(5)	10/20/37	250,000	243,212

GoldenTree Loan Management U.S. CLO 8 Ltd. Series 2020-8A, Class FR

11.99% (3 mo. USD Term SOFR + 8.312%) (1),(5)	10/20/34	250,000	233,156

Gracie Point International Funding LLC Series 2025-1A, Class C

6.34% (30 day USD SOFR Average + 2.750%) (1),(5)	08/15/28	605,000	605,701

Hertz Vehicle Financing III LP Series 2021-2A, Class D

4.34% (1)	12/27/27	820,000	814,456

HOA Funding LLC

0.00% (1),(3),(7)	08/20/51	581,626	—

ICG U.S. CLO Ltd. Series 2022-1A, Class DR

6.78% (3 mo. USD Term SOFR + 3.100%) (1),(5)	10/20/38	1,000,000	1,003,180

LMDV Issuer Co. LLC Series 2025-1A, Class C

7.88% (1)	12/15/55	360,000	366,179

Madison Park Funding XLV Ltd. Series 2020-45A, Class CRR

5.57% (3 mo. USD Term SOFR + 1.900%) (1),(5)	07/15/34	625,000	623,771

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2026

Issues	Maturity Date	Principal Amount		Value

ASSET-BACKED SECURITIES (Continued)

Magnetite XLII Ltd. Series 2024-42A, Class SUB

7.43% (1),(4)	01/25/38		$825,000	$491,450

MAPS Trust Series 2026-1A, Class B

6.13% (1)	01/15/51		290,909	287,115

Mosaic Solar Loan Trust Series 2021-1A, Class R

0.00% (1),(3)	12/20/46		950,000	132,967

Mosaic Solar Loan Trust Series 2021-2A, Class R

0.00% (1),(3)	04/22/47		1,150,000	69,871

Mosaic Solar Loan Trust Series 2021-3A, Class R

0.00% (1),(3)	06/20/52		1,600,000	78,357

NCFA LLC – Loan Participation 1

2.75% (7)	06/12/28		559,516	558,901

NCFA LLC – Loan Participation 2

3.10% (7)	12/19/27		492,275	491,783

NCFA LLC – Loan Participation 5

6.16% (7)	07/03/27		1,000,000	1,000,000

Neuberger Berman Loan Advisers CLO 56 Ltd. Series 2024-56A, Class SUB

0.00% (1),(3),(4)	07/24/37		700,000	373,974

New Mountain CLO 8 Ltd. Series CLO-8A, Class M

0.10% (1),(7)	10/20/38		60,000	—

New Mountain CLO 8 Ltd. Series CLO-8A, Class SUB

0.00% (1),(3),(4)	10/20/38		600,000	411,020

NewDay Funding Master Issuer PLC Series 2024-2X, Class E

7.63% (1 day GBP SONIA + 3.900%) (5),(6)	07/15/32	GBP	550,000	741,461

OCP CLO Ltd. Series 2015-9A, Class SUB

0.00% (1),(3),(4)	01/15/37		1,360,000	389,458

Palmer Square CLO Ltd. Series 2024-3A, Class SUB

0.00% (1),(3),(4)	07/20/37		625,000	358,841

Rockford Tower CLO Ltd. Series 2025-2A, Class D1

7.03% (3 mo. USD Term SOFR + 3.350%) (1),(5)	03/31/38		600,000	600,793

Santander Consumer Auto Receivables Trust Series 2021-BA, Class R

0.00% (1),(2),(3)	03/15/29		5,000	1,535,568

Santander Consumer Auto Receivables Trust Series 2021-CA, Class R

0.00% (1),(2),(3),(7)	06/15/28		5,500	596,238

Serenity-Peace Park CLO Ltd. Series 2025-1A, Class SUB

0.00% (1),(3),(4)	10/24/38		600,000	362,756

Sixth Street CLO VIII Ltd. Series 2017-8A, Class CR2

6.63% (3 mo. USD Term SOFR + 2.950%) (1),(5)	10/20/34		275,000	273,863

Sixth Street CLO XX Ltd. Series 2021-20A, Class SUB

0.00% (1),(3),(4)	07/17/38		467,250	180,860

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

SLC Student Loan Trust Series 2004-1, Class B

4.21% (90 day USD SOFR Average + 0.552%) (5)	08/15/31	$154,462	$136,872

SLC Student Loan Trust Series 2006-1, Class B

4.11% (90 day USD SOFR Average + 0.472%) (5)	03/15/55	147,401	134,042

SLM Student Loan EDC Repackaging Trust Series 2013-M1, Class M1R

0.00% (1),(2),(3)	10/28/29	1,000	125,008

SLM Student Loan Trust Series 2004-2, Class B

4.40% (90 day USD SOFR Average + 0.732%) (5)	07/25/39	121,508	116,268

SLM Student Loan Trust Series 2005-9, Class B

4.23% (90 day USD SOFR Average + 0.562%) (5)	01/25/41	286,988	273,657

SLM Student Loan Trust Series 2007-6, Class B

4.78% (90 day USD SOFR Average + 1.112%) (5)	04/27/43	66,959	64,137

SLM Student Loan Trust Series 2007-7, Class B

4.68% (90 day USD SOFR Average + 1.012%) (5)	10/27/70	150,000	158,044

SLM Student Loan Trust Series 2008-2, Class B

5.13% (90 day USD SOFR Average + 1.462%) (5)	01/25/83	225,000	244,472

SLM Student Loan Trust Series 2008-3, Class B

5.13% (90 day USD SOFR Average + 1.462%) (5)	04/26/83	225,000	236,998

SLM Student Loan Trust Series 2008-4, Class B

5.78% (90 day USD SOFR Average + 2.112%) (5)	04/25/73	515,000	552,233

SLM Student Loan Trust Series 2008-5, Class B

5.78% (90 day USD SOFR Average + 2.112%) (5)	07/25/73	260,000	279,502

SLM Student Loan Trust Series 2008-6, Class B

5.78% (90 day USD SOFR Average + 2.112%) (5)	07/26/83	225,000	230,980

SLM Student Loan Trust Series 2008-7, Class B

5.78% (90 day USD SOFR Average + 2.112%) (5)	07/26/83	305,000	307,121

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount		Value

ASSET-BACKED SECURITIES (Continued)

Structured Receivables Finance LLC Series 2010-A, Class B

7.61% (1)	01/16/46		$45,768	$45,874

Structured Receivables Finance LLC Series 2010-B, Class B

7.97% (1)	08/15/36		154,152	155,889

Switch ABS Issuer LLC Series 2024-2A, Class C

10.03% (1)	06/25/54		270,000	274,224

Switch ABS Issuer LLC Series 2025-2A, Class B

6.24% (1)	10/25/55		310,000	297,417

TIF Funding II LLC Series 2021-1A, Class A

1.65% (1)	02/20/46		847,769	770,478

Together Asset-Backed Securitisation 14 PLC Series 2025-1ST1A, Class E

6.71% (1 day GBP SONIA + 2.980%) (1),(5)	08/15/66	GBP	500,000	674,975

U.S. Bank C&I Credit-Linked Notes Series 2025-SUP2, Class D

5.83% (30 day USD SOFR Average + 2.200%) (1),(5)	09/25/32		566,132	567,521

U.S. Bank NA Series 2026-SUP1, Class E

7.09% (30 day USD SOFR Average + 3.500%) (1),(5)	06/27/33		310,000	308,928

Unity-Peace Park CLO Ltd. Series 2022-1A, Class ER

10.68% (3 mo. USD Term SOFR + 7.000%) (1),(5)	04/20/35		500,000	418,982

Westlake Automobile Receivables Trust Series 2024-1A, Class D

6.02% (1)	10/15/29		600,000	609,625

Wingstop Funding LLC Series 2020-1A, Class A2

2.84% (1)	12/05/50		541,750	526,541

Total Asset-Backed Securities

(Cost: $34,544,494)				29,696,957

MORTGAGE-BACKED SECURITIES — 48.9%

Commercial Mortgage-Backed Securities — Agency — 0.3%

Federal Home Loan Mortgage Corp. Multifamily PC REMIC Trust Series 2019-P002, Class X (I/O)

1.14% (4)	07/25/33		1,295,000	64,022

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K049, Class X3 (I/O)

4.19% (4)	10/25/43		144,423	13

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K060, Class X3 (I/O)

1.96% (4)	12/25/44		2,499,972	14,171

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KC05, Class X1 (I/O)

1.26% (4)	06/25/27		3,491,905	25,692

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series Q013, Class XPT2 (I/O)

1.81% (4)	05/25/27		2,398,060	32,001

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-Backed Securities — Agency (Continued)

Federal National Mortgage Association-ACES Series 2016-M11, Class X2 (ACES) (I/O)

3.02% (4)	07/25/39	$494,757	$8,842

Federal National Mortgage Association-ACES Series 2019-M29, Class X4 (ACES) (I/O)

0.70% (4)	03/25/29	7,900,000	107,050

Government National Mortgage Association Series 2010-148, Class IO (I/O)

0.30% (4)	09/16/50	4,402,257	44,210

Government National Mortgage Association Series 2012-139, Class IO (I/O)

0.65% (4)	02/16/53	723,450	14,956

Government National Mortgage Association Series 2013-52, Class IO (I/O)

0.02% (4)	02/16/55	4,656,749	1,847

Government National Mortgage Association Series 2014-103, Class IO (I/O)

0.18% (4)	05/16/55	1,973,361	9,379

Government National Mortgage Association Series 2014-125, Class IO (I/O)

0.88% (4)	11/16/54	845,610	20,929

Government National Mortgage Association Series 2020-184 (I/O)

0.91% (4)	11/16/60	8,821,327	592,365

Total Commercial Mortgage-Backed Securities — Agency

(Cost: $2,172,098)			935,477

Commercial Mortgage-Backed Securities — Non-agency — 10.2%

1211 Avenue of the Americas Trust Series 2015-1211, Class D

4.28% (1),(4)	08/10/35	680,000	649,379

245 Park Avenue Trust Series 2017-245P, Class E

3.78% (1),(4)	06/05/37	650,000	633,862

280 Park Avenue Mortgage Trust Series 2017-280P, Class D

5.45% (1 mo. USD Term SOFR + 1.836%) (1),(5)	09/15/34	490,000	487,651

AMSR Trust Series 2021-SFR3, Class G

3.80% (1)	10/17/38	620,000	615,044

AMSR Trust Series 2022-SFR1, Class F

6.02% (1)	03/17/39	850,000	847,415

AMSR Trust Series 2025-SFR1, Class E2

3.66% (1)	06/17/42	700,000	643,186

Benchmark Mortgage Trust Series 2019-B14, Class 225D

3.40% (1),(4)	12/15/62	535,000	3,978

Benchmark Mortgage Trust Series 2020-IG3, Class BXC

3.65% (1),(4)	09/15/48	555,000	544,527

BX Commercial Mortgage Trust Series 2025-BCAT, Class D

6.28% (1 mo. USD Term SOFR + 2.650%) (1),(5)	08/15/42	525,000	528,315

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2026

Issues	Maturity Date	Principal Amount		Value

Commercial Mortgage-Backed Securities — Non-agency (Continued)

BXHPP Trust Series 2021-FILM, Class D

5.24% (1 mo. USD Term SOFR + 1.614%) (1),(5)	08/15/36		$515,000	$445,277

BXP Trust Series 2017-GM, Class D

3.54% (1),(4)	06/13/39		575,000	562,408

Citigroup Commercial Mortgage Trust Series 2014-GC21, Class XD (I/O)

1.28% (1),(4)	05/10/47		4,710,600	108,839

Citigroup Commercial Mortgage Trust Series 2015-GC35, Class XA (I/O)

0.57% (4)	11/10/48		1,208,195	20

COMM Mortgage Trust Series 2012-LC4, Class XB (I/O)

0.49% (1),(4)	12/10/44		8,234,270	92

COMM Mortgage Trust Series 2013-CR12, Class XA (I/O)

0.38% (4)	10/10/46		366,603	6

COMM Mortgage Trust Series 2020-CX, Class E

2.77% (1),(4)	11/10/46		370,000	274,943

Extended Stay America Trust Series 2025-ESH, Class D

6.23% (1 mo. USD Term SOFR + 2.600%) (1),(5)	10/15/42		601,958	607,071

FirstKey Homes Trust Series 2021-SFR3, Class E1

2.99% (1)	12/17/38		1,173,000	1,157,879

FirstKey Homes Trust Series 2022-SFR1, Class D

5.20% (1)	05/19/39		1,100,000	1,092,058

FRTKL Group, Inc. Series 2021-SFR1, Class G

4.11% (1)	09/17/38		1,015,000	1,006,176

Government National Mortgage Association Series 2011-152, Class IO (I/O)

0.00% (3),(4)	08/16/51		515,407	5

Grace Trust Series 2020-GRCE, Class D

2.77% (1),(4)	12/10/40		700,000	617,500

Grace Trust Series 2020‑GRCE, Class F

2.77% (1),(4)	12/10/40		376,000	302,424

Grace Trust Series 2020-GRCE, Class X (I/O)

0.39% (1),(4)	12/10/40		10,620,000	127,095

GS Mortgage Securities Trust Series 2016-GS2, Class XA (I/O)

1.47% (4)	05/10/49		539,058	19

Highways PLC Series 2021-1X, Class C

6.13% (1 day GBP SONIA + 2.400%) (5),(6)	12/18/31	GBP	425,000	567,065

Hilton USA Trust Series 2016-HHV, Class F

4.33% (1),(4)	11/05/38		1,341,000	1,328,502

Hudson Yards Mortgage Trust Series 2019-30HY, Class D

3.56% (1),(4)	07/10/39		450,000	416,366

Hudson Yards Mortgage Trust Series 2019-55HY, Class F

3.04% (1),(4)	12/10/41		150,000	129,981

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-Backed Securities — Non-agency (Continued)

JPMBB Commercial Mortgage Securities Trust Series 2014-C24, Class XA (I/O)

0.85% (4)	11/15/47	$970,063	$23

JPMBB Commercial Mortgage Securities Trust Series 2015-C29, Class XD (I/O)

0.50% (1),(4)	05/15/48	26,458,000	179,805

JPMCC Commercial Mortgage Securities Trust Series 2017-JP5, Class XA (I/O)

0.91% (4)	03/15/50	8,809,433	30,467

JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C3, Class XB (I/O)

0.49% (1),(4)	02/15/46	46,744,774	188,435

JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-OSB, Class A

3.40% (1)	06/05/39	585,000	552,893

KRE Commercial Mortgage Trust Series 2025-AIP4, Class E

6.63% (1 mo. USD Term SOFR + 3.000%) (1),(5)	03/15/42	457,844	459,406

LMRE SFR1 Trust Series 2025-SFR1, Class E

5.85% (1)	12/17/42	550,000	539,380

MFT Mortgage Trust Series 2020-B6, Class C

3.39% (1),(4)	08/10/40	220,000	144,125

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015‑C22, Class XA (I/O)

0.64% (4)	04/15/48	1,217,498	16

Morgan Stanley Bank of America Merrill Lynch Trust Series 2016‑C31, Class XA (I/O)

1.31% (4)	11/15/49	4,283,814	158

Morgan Stanley Capital I Trust Series 2020-CNP, Class C

2.51% (1),(4)	04/05/42	620,000	523,471

NXPT Commercial Mortgage Trust Series 2024-STOR, Class E

6.93% (1),(4)	11/05/41	528,000	524,159

NYCT Trust Series 2024-3ELV, Class C

6.47% (1 mo. USD Term SOFR + 2.840%) (1),(5)	08/15/29	630,000	628,616

One New York Plaza Trust Series 2020-1NYP, Class A

4.69% (1 mo. USD Term SOFR + 1.064%) (1),(5)	01/15/36	368,124	358,726

Progress Residential Trust Series 2021-SFR10, Class H

5.23% (1)	12/17/40	866,979	841,347

Progress Residential Trust Series 2021-SFR6, Class F

3.42% (1)	07/17/38	730,000	728,368

Progress Residential Trust Series 2021-SFR7, Class E2

2.64% (1)	08/17/40	1,451,000	1,363,279

Progress Residential Trust Series 2021-SFR8, Class G

4.01% (1)	10/17/38	1,450,000	1,438,933

Progress Residential Trust Series 2021-SFR9, Class E1

2.81% (1)	11/17/40	1,707,000	1,608,647

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount		Value

Commercial Mortgage-Backed Securities — Non-agency (Continued)

RIDE Series 2025-SHRE, Class D

6.97% (1),(4)	02/14/47		$480,000	$483,980

SCG Commercial Mortgage Trust Series 2025-FLWR, Class E

6.38% (1 mo. USD Term SOFR + 2.750%) (1),(5)	08/15/42		500,000	497,102

SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class A2A

3.66% (1),(4)	01/05/43		805,000	704,575

SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class D

4.53% (1),(4)	01/05/43		880,000	649,622

SFO Commercial Mortgage Trust Series 2021-555, Class A

5.14% (1 mo. USD Term SOFR + 1.514%) (1),(5)	05/15/38		550,000	550,106

SMRT Commercial Mortgage Trust Series 2022-MINI, Class D

5.58% (1 mo. USD Term SOFR + 1.950%) (1),(5)	01/15/39		510,000	509,509

SMRT Commercial Mortgage Trust Series 2022-MINI, Class E

6.33% (1 mo. USD Term SOFR + 2.700%) (1),(5)	01/15/39		1,005,000	1,003,509

SMRT Commercial Mortgage Trust Series 2022-MINI, Class F

6.98% (1 mo. USD Term SOFR + 3.350%) (1),(5)	01/15/39		246,000	245,203

TCO Commercial Mortgage Trust Series 2024-DPM, Class D

6.37% (1 mo. USD Term SOFR + 2.741%) (1),(5)	12/15/39		500,000	501,638

U.K. Logistics DAC Series 2025-1A, Class E

9.25% (1 day GBP SONIA + 5.500%) (1),(5)	05/17/35	GBP	204,459	272,441

UBS Commercial Mortgage Trust Series 2017-C5, Class XA (I/O)

1.23% (4)	11/15/50		3,740,771	31,803

Vita Scientia DAC Series 2022-1X, Class D

4.69% (3 mo. EUR EURIBOR + 2.490%) (5),(6)	02/27/33	EUR	1,500,000	1,709,954

Wells Fargo Commercial Mortgage Trust Series 2018-C47, Class AS

4.67% (4)	09/15/61		750,000	738,512

WFRBS Commercial Mortgage Trust Series 2013-C14, Class XA (I/O)

0.46% (4)	06/15/46		60,988	1

Total Commercial Mortgage-Backed Securities — Non-agency

(Cost: $32,851,609)				31,705,292

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-Backed Securities — Agency — 20.6%

Federal Home Loan Mortgage Corp., Pool #SD8199

2.00%	03/01/52	$2,134,041	$1,715,410

Federal Home Loan Mortgage Corp., Pool #SD8220

3.00%	06/01/52	1,300,160	1,138,333

Federal Home Loan Mortgage Corp., Pool #SD8225

3.00%	07/01/52	2,279,070	1,995,401

Federal Home Loan Mortgage Corp., Pool #SD3246

4.00%	08/01/52	1,115,053	1,047,251

Federal Home Loan Mortgage Corp., Pool #SD8237

4.00%	08/01/52	871,444	818,387

Federal Home Loan Mortgage Corp., Pool #SD8238

4.50%	08/01/52	508,789	491,888

Federal Home Loan Mortgage Corp., Pool #SD8245

4.50%	09/01/52	525,388	507,886

Federal Home Loan Mortgage Corp., Pool #RA7870

4.00%	09/01/52	677,811	636,490

Federal Home Loan Mortgage Corp., Pool #SD8257

4.50%	10/01/52	1,095,592	1,058,995

Federal Home Loan Mortgage Corp., Pool #SD8265

4.00%	11/01/52	477,313	448,142

Federal Home Loan Mortgage Corp., Pool #SD8275

4.50%	12/01/52	463,228	447,711

Federal Home Loan Mortgage Corp. REMICS Class DI (I/O)

4.00%	10/25/48	539,223	100,235

Federal Home Loan Mortgage Corp. REMICS Class HI (I/O)

4.00%	02/25/47	981,228	164,152

Federal Home Loan Mortgage Corp. REMICS Class IL (I/O)

4.00%	08/25/51	1,019,404	212,543

Federal Home Loan Mortgage Corp. REMICS Class MI (I/O)

3.50%	02/25/51	446,021	66,648

Federal Home Loan Mortgage Corp. REMICS Series 3122, Class SG (I/O)(I/F)(TAC)(PAC)

1.92% (-30 day USD SOFR Average + 5.516%) (5)	03/15/36	732,448	31,442

Federal Home Loan Mortgage Corp. REMICS Series 3239, Class SI (I/O) (I/F) (PAC)

2.94% (-30 day USD SOFR Average + 6.536%) (5)	11/15/36	173,871	16,920

Federal Home Loan Mortgage Corp. REMICS Series 3323, Class SA (I/O) (I/F)

2.40% (-30 day USD SOFR Average + 5.996%) (5)	05/15/37	40,724	933

Federal Home Loan Mortgage Corp. REMICS Series 3459, Class JS (I/O) (I/F)

2.54% (-30 day USD SOFR Average + 6.136%) (5)	06/15/38	57,175	5,367

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2026

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-Backed Securities — Agency (Continued)

Federal Home Loan Mortgage Corp. REMICS Series 4030, Class HS (I/O) (I/F)

2.90% (-30 day USD SOFR Average + 6.496%) (5)	04/15/42	$343,404	$37,121

Federal Home Loan Mortgage Corp. REMICS Series 4141, Class IM (I/O) (PAC)

3.50%	12/15/42	1,131,514	185,006

Federal Home Loan Mortgage Corp. REMICS Series 5234, Class S (I/O) (I/F) (PAC)

2.42% (-30 day USD SOFR Average + 6.050%) (5)	12/25/50	1,557,069	82,832

Federal Home Loan Mortgage Corp. REMICS Series 5471, Class SY (I/O) (I/F)

1.77% (-30 day USD SOFR Average + 5.400%) (5)	11/25/54	1,124,329	61,109

Federal Home Loan Mortgage Corp. REMICS Series 5544, Class SD (I/O) (I/F)

1.42% (-30 day USD SOFR Average + 5.050%) (5)	06/25/55	2,077,355	99,269

Federal Home Loan Mortgage Corp. REMICS Series 5546, Class AS (I/F)

5.06% (-30 day USD SOFR Average + 10.500%) (5)	06/25/55	259,807	246,301

Federal Home Loan Mortgage Corp. REMICS Series 5547, Class S (I/F)

5.13% (-30 day USD SOFR Average + 10.575%) (5)	06/25/55	270,369	260,597

Federal Home Loan Mortgage Corp. REMICS Series 5548, Class S (I/F)

5.62% (-30 day USD SOFR Average + 11.667%) (5)	06/25/55	259,395	248,820

Federal Home Loan Mortgage Corp. REMICS Series 5549, Class JS (I/F)

5.06% (-30 day USD SOFR Average + 10.500%) (5)	06/25/55	80,323	76,357

Federal Home Loan Mortgage Corp. REMICS Series 5578, Class SD (I/O) (I/F)

2.27% (-30 day USD SOFR Average + 5.900%) (5)	09/25/55	1,383,783	117,159

Federal Home Loan Mortgage Corp. STRIPS Series 386, Class C1 (I/O)

2.00%	03/15/52	3,092,794	391,580

Federal Home Loan Mortgage Corp. STRIPS Series 390, Class C12 (I/O)

4.00%	11/15/52	1,441,698	318,000

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-Backed Securities — Agency (Continued)

Federal Home Loan Mortgage Corp. STRIPS Series 408, Class C37

2.00%	03/25/52	$1,218,640	$172,343

Federal National Mortgage Association, Pool #AN3542

3.41%	11/01/46	991,917	859,618

Federal National Mortgage Association, Pool #BV4122

2.00%	03/01/52	700,517	563,098

Federal National Mortgage Association, Pool #BV8463

2.50%	04/01/52	1,227,815	1,033,628

Federal National Mortgage Association, Pool #FS1598

2.00%	04/01/52	296,701	238,819

Federal National Mortgage Association, Pool #MA4656

4.50%	07/01/52	1,708,288	1,651,699

Federal National Mortgage Association, Pool #MA4701

4.50%	08/01/52	276,057	266,887

Federal National Mortgage Association, Pool #MA4732

4.00%	09/01/52	326,891	306,964

Federal National Mortgage Association, Pool #MA4768

2.50%	09/01/52	1,339,590	1,127,725

Federal National Mortgage Association, Pool #MA4769

2.00%	09/01/52	771,069	619,810

Federal National Mortgage Association, Pool #MA4733

4.50%	09/01/52	905,782	875,609

Federal National Mortgage Association, Pool #MA4784

4.50%	10/01/52	1,613,523	1,559,625

Federal National Mortgage Association, Pool #MA4783

4.00%	10/01/52	1,140,424	1,070,814

Federal National Mortgage Association, Pool #MA4866

4.00%	01/01/53	1,116,007	1,047,715

Federal National Mortgage Association, Pool #MA5584

4.50%	01/01/55	549,095	527,791

Federal National Mortgage Association Interest STRIPS Series 434, Class C29 (I/O)

2.00%	10/25/52	3,523,227	443,140

Federal National Mortgage Association Interest STRIPS Series 436, Class C32 (I/O)

2.00%	10/25/52	3,084,837	411,310

Federal National Mortgage Association Interest STRIPS Series 438, Class C24 (I/O)

4.00%	07/25/53	918,474	198,189

Federal National Mortgage Association Interest STRIPS Series 440, Class C46 (I/O)

4.00%	10/25/53	1,469,846	317,125

Federal National Mortgage Association REMICS Class AI (I/O)

4.00%	10/25/51	711,474	153,918

Federal National Mortgage Association REMICS Class KI (I/O)

4.00%	09/25/51	752,514	181,380

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-Backed Securities — Agency (Continued)

Federal National Mortgage Association REMICS Series 2007-42, Class SE (I/O) (I/F)

2.37% (-30 day USD SOFR Average + 5.996%) (5)	05/25/37	$22,370	$1,367

Federal National Mortgage Association REMICS Series 2007-48, Class SD (I/O) (I/F)

2.36% (-30 day USD SOFR Average + 5.986%) (5)	05/25/37	437,193	35,339

Federal National Mortgage Association REMICS Series 2009-69, Class CS (I/O) (I/F)

3.01% (-30 day USD SOFR Average + 6.636%) (5)	09/25/39	67,072	7,161

Federal National Mortgage Association REMICS Series 2024-81, Class SE (I/O) (I/F)

1.72% (-30 day USD SOFR Average + 5.350%) (5)	07/25/54	4,210,179	220,996

Federal National Mortgage Association REMICS Series 2026-23, Class SC (I/O) (I/F)

2.02% (-30 day USD SOFR Average + 5.650%) (5)	04/25/56	3,042,574	234,693

Government National Mortgage Association, Pool #MA8346

4.00%	10/20/52	612,553	578,153

Government National Mortgage Association REMICS Series 2006-35, Class SA (I/O) (I/F)

2.85% (-1 mo. USD Term SOFR + 6.486%) (5)	07/20/36	541,442	50,048

Government National Mortgage Association REMICS Series 2006-61, Class SA (I/O) (I/F) (TAC)

1.00% (-1 mo. USD Term SOFR + 4.636%) (5)	11/20/36	576,102	7,004

Government National Mortgage Association REMICS Series 2008-58, Class TS (I/O) (I/F) (TAC)

2.65% (-1 mo. USD Term SOFR + 6.286%) (5)	05/20/38	72,884	550

Government National Mortgage Association REMICS Series 2014‑118, Class ST (I/F)

1.85% (-1 mo. USD Term SOFR + 5.486%) (5)	08/20/44	3,075,123	244,449

Government National Mortgage Association REMICS Series 2016‑153, Class IO (I/O)

3.50%	11/20/46	996,403	176,804

Government National Mortgage Association REMICS Series 2023-165, Class CO (P/O)

0.00% (3)	11/20/53	160,291	137,513

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-Backed Securities — Agency (Continued)

Government National Mortgage Association REMICS Series 2024-159, Class SM (I/F)

1.84% (-30 day USD SOFR Average + 5.450%) (5)	10/20/54	$2,998,860	$171,267

Government National Mortgage Association REMICS Series 2024-159, Class XS (I/O) (I/F)

1.89% (-30 day USD SOFR Average + 5.500%) (5)	10/20/54	2,269,280	153,034

Government National Mortgage Association REMICS Series 2025-198, Class S (I/O) (I/F)

1.86% (-30 day USD SOFR Average + 5.470%) (5)	11/20/55	4,362,967	290,129

Government National Mortgage Association, TBA

4.00% (9)	06/01/55	6,225,000	5,784,528

Uniform Mortgage-Backed Security, TBA

2.00% (9)	10/01/51	1,400,000	1,118,137

2.50% (9)	10/01/51	3,675,000	3,071,350

3.00% (9)	12/01/51	1,075,000	937,388

3.50% (9)	12/01/51	10,800,000	9,804,861

4.00% (9)	06/01/55	1,300,000	1,215,009

5.00% (9)	01/01/56	7,900,000	7,762,058

5.50% (9)	02/01/56	3,825,000	3,837,546

4.50% (9)	02/01/56	1,650,000	1,581,378

Total Residential Mortgage-Backed Securities — Agency

(Cost: $64,281,120)			64,076,254

Residential Mortgage-Backed Securities — Non-agency — 17.8%

ABFC Trust Series 2007-NC1, Class A2

4.06% (1 mo. USD Term SOFR + 0.414%) (1),(5)	05/25/37	570,243	523,937

ACE Securities Corp. Home Equity Loan Trust Series 2004-IN1, Class A1

4.40% (1 mo. USD Term SOFR + 0.754%) (5)	05/25/34	256,809	244,519

ACE Securities Corp. Home Equity Loan Trust Series 2007-ASP1, Class A2C

4.28% (1 mo. USD Term SOFR + 0.634%) (5)	03/25/37	1,061,722	430,086

Adjustable Rate Mortgage Trust Series 2005-4, Class 6A22

4.71% (4)	08/25/35	273,063	223,891

Ajax Mortgage Loan Trust Series 2019-F, Class A2

3.50% (1)	07/25/59	1,300,000	1,252,266

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2026

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-Backed Securities — Non-agency (Continued)

Ajax Mortgage Loan Trust Series 2021-D, Class A

6.00% (1)	03/25/60	$580,941	$581,805

Angel Oak Mortgage Trust Series 2024-11, Class M1A

6.58% (1),(4)	08/25/69	750,000	757,366

Asset-Backed Securities Corp. Home Equity Loan Trust Series 2007-HE1, Class A1B

3.58% (1 mo. USD Term SOFR + 0.414%) (5)	12/25/36	123,284	120,133

Banc of America Alternative Loan Trust Series 2005-10, Class 1CB1

4.16% (1 mo. USD Term SOFR + 0.514%) (5)	11/25/35	194,659	171,595

Banc of America Funding Trust Series 2006-3, Class 4A14

6.00%	03/25/36	74,682	63,994

Banc of America Funding Trust Series 2006-3, Class 5A3

5.50%	03/25/36	70,271	64,637

BCMSC Trust Series 2000-A, Class A4

8.29% (4)	06/15/30	3,316,690	171,211

Bear Stearns ALT-A Trust Series 2005-3, Class 4A3

4.00% (4)	04/25/35	125,630	123,605

Bear Stearns ARM Trust Series 2003-7, Class 9A

5.74% (4)	10/25/33	127,842	116,999

Bear Stearns ARM Trust Series 2005-9, Class A1

6.42% (1 yr. CMT + 2.300%) (5)	10/25/35	66,717	64,573

Bear Stearns ARM Trust Series 2007-4, Class 22A1

4.09% (4)	06/25/47	449,991	403,532

Bear Stearns Asset-Backed Securities I Trust Series 2005-AC6, Class 1A3

5.50% (4)	09/25/35	210,909	200,605

Bear Stearns Asset-Backed Securities I Trust Series 2006-IM1, Class A1

4.22% (1 mo. USD Term SOFR + 0.574%) (5)	04/25/36	92,530	101,755

Bear Stearns Mortgage Funding Trust Series 2007-AR3, Class 1X (I/O)

0.50%	03/25/37	21,064,773	443,250

C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2B

3.43%	02/25/37	633,100	358,382

C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2C

3.43%	02/25/37	622,029	352,115

C-BASS Mortgage Loan Trust Series 2007-CB3, Class A3

3.25%	03/25/37	1,033,171	366,268

Carrington Mortgage Loan Trust Series 2006-NC4, Class A4

4.24% (1 mo. USD Term SOFR + 0.594%) (5)	10/25/36	1,250,000	1,109,392

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-Backed Securities — Non-agency (Continued)

Carrington Mortgage Loan Trust Series 2007-RFC1, Class A3

4.04% (1 mo. USD Term SOFR + 0.394%) (5)	12/25/36	$521,971	$513,910

CFMT LLC Series 2024-NR1, Class A1

6.41% (1)	11/25/29	738,138	738,919

CHL Mortgage Pass-Through Trust Series 2004-HYB4, Class B1

5.85% (4)	09/20/34	49,688	15,541

CHL Mortgage Pass-Through Trust Series 2006-14, Class X (I/O)

0.14% (4)	09/25/36	5,238,166	22,103

CHL Mortgage Pass-Through Trust Series 2006-HYB2, Class 1A1

5.08% (4)	04/20/36	472,488	354,627

CHNGE Mortgage Trust Series 2023-1, Class M1

8.03% (1),(4)	03/25/58	460,000	458,879

CIM Trust Series 2021-R3, Class A1A

1.95% (1),(4)	06/25/57	470,922	437,645

CIM Trust Series 2021-R4, Class A1A

2.00% (1),(4)	05/01/61	478,675	451,480

CIM Trust Series 2021-R5, Class A1B

2.00% (1),(4)	08/25/61	1,096,000	747,188

CIM Trust Series 2025-R1, Class A1

5.00% (1)	02/25/99	647,243	641,056

Citigroup Mortgage Loan Trust, Inc. Series 2005-11, Class A2A

6.48% (1 yr. CMT + 2.400%) (5)	10/25/35	107,524	110,156

Citigroup Mortgage Loan Trust, Inc. Series 2005-8, Class 1A1A

5.09% (4)	10/25/35	267,811	212,441

CitiMortgage Alternative Loan Trust Series 2006-A3, Class 1A7

6.00%	07/25/36	390,236	347,731

CitiMortgage Alternative Loan Trust Series 2006-A5, Class 1A8

6.00%	10/25/36	384,223	331,709

COLT Mortgage Loan Trust Series 2025-7, Class B1

6.92% (1),(4)	06/25/70	620,000	620,010

Conseco Finance Securitizations Corp. Series 1999-6, Class A1

7.36% (1),(4)	06/01/30	1,164,231	250,816

COOPR Residential Mortgage Trust Series 2025-CES4, Class B1

6.57% (1),(4)	11/25/60	420,000	418,991

Countrywide Alternative Loan Trust Series 2005-46CB, Class A20 (TAC)

5.50%	10/25/35	429,179	291,769

Countrywide Alternative Loan Trust Series 2006-8T1, Class 1A2 (I/O) (I/F)

1.74% (-1 mo. USD Term SOFR + 5.386%) (5)	04/25/36	4,687,567	480,922

Countrywide Asset-Backed Certificates Trust Series 2007-13, Class 2A1

4.66% (1 mo. USD Term SOFR + 1.014%) (5)	10/25/47	320,923	295,224

Credit Suisse First Boston Mortgage Securities Corp. Series 2005-12, Class 1A1

6.50%	01/25/36	948,046	194,988

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-Backed Securities — Non-agency (Continued)

Credit-Based Asset Servicing & Securitization LLC Series 2003‑CB3, Class AF1

3.38%	12/25/32	$161,131	$158,419

Credit-Based Asset Servicing & Securitization LLC Series 2006‑CB2, Class AF2

2.93%	12/25/36	1,597,605	1,294,758

Cross Mortgage Trust Series 2024-H7, Class B1B

7.57% (1),(4)	11/25/69	570,000	569,086

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006‑AR6, Class A6

4.14% (1 mo. USD Term SOFR + 0.494%) (5)	02/25/37	215,307	193,523

Deutsche Alt-B Securities, Inc. Mortgage Loan Trust Series 2006‑AB2, Class A2

6.16% (4)	06/25/36	660,928	604,484

DSLA Mortgage Loan Trust Series 2006-AR2, Class 2A1A

3.95% (1 mo. USD Term SOFR + 0.314%) (5)	10/19/36	285,241	194,354

EFMT Series 2025-CES1, Class B1

7.07% (1),(4)	01/25/60	670,000	674,179

Ellington Financial Mortgage Trust Series 2025-NQM1, Class B1B

7.43% (1),(4)	01/25/70	700,000	699,462

Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA6, Class B2

11.13% (30 day USD SOFR Average + 7.500%) (1),(5)	10/25/41	585,000	595,980

Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA7, Class B2

11.43% (30 day USD SOFR Average + 7.800%) (1),(5)	11/25/41	470,000	481,729

Federal National Mortgage Association Connecticut Avenue Securities Trust Class 2B2

9.83% (30 day USD SOFR Average + 6.200%) (1),(5)	11/25/41	650,000	662,153

Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2019-R06, Class 2B1

7.49% (30 day USD SOFR Average + 3.864%) (1),(5)	09/25/39	503,196	505,954

Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2021-R01, Class 1B2

9.63% (30 day USD SOFR Average + 6.000%) (1),(5)	10/25/41	805,000	816,578

Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2021-R03, Class 1B2

9.13% (30 day USD SOFR Average + 5.500%) (1),(5)	12/25/41	650,000	662,421

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-Backed Securities — Non-agency (Continued)

Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2022-R01, Class 1B2

9.63% (30 day USD SOFR Average + 6.000%) (1),(5)	12/25/41	$800,000	$817,380

First Franklin Mortgage Loan Trust Series 2006-FF13, Class A2C

4.08% (1 mo. USD Term SOFR + 0.434%) (5)	10/25/36	504,844	325,209

First Horizon Alternative Mortgage Securities Trust Series 2005-AA10, Class 2A1

5.04% (4)	12/25/35	108,999	81,523

Fremont Home Loan Trust Series 2005-A, Class M4

4.78% (1 mo. USD Term SOFR + 1.134%) (5)	01/25/35	1,419,679	1,297,217

GCAT Trust Series 2021-NQM6, Class A1

1.86% (1),(4)	08/25/66	722,477	661,581

GCAT Trust Series 2025-NQM1, Class B1

7.06% (1),(4)	11/25/69	650,000	651,275

GCAT Trust Series 2025-NQM4, Class B1

7.20% (1),(4)	06/25/70	560,000	561,786

GreenPoint Manufactured Housing Series 2000-1, Class A4

8.14% (4)	03/20/30	302,987	149,816

GSAA Home Equity Trust Series 2006-13, Class AF6

6.54%	07/25/36	1,031,143	276,607

GSAMP Trust Series 2007-NC1, Class A2C

4.06% (1 mo. USD Term SOFR + 0.414%) (5)	12/25/46	2,020,649	997,730

GSC Capital Corp. Mortgage Trust Series 2006-2, Class A1

4.12% (1 mo. USD Term SOFR + 0.474%) (5)	05/25/36	119,896	118,934

GSR Mortgage Loan Trust Series 2005-AR3, Class 6A1

4.03% (4)	05/25/35	104,743	76,969

HOMES Trust Series 2024-AFC1, Class B1

6.89% (1),(4)	08/25/59	380,000	382,241

HSI Asset Loan Obligation Trust Series 2007-2, Class 2A12

6.00%	09/25/37	191,388	124,389

IndyMac INDX Mortgage Loan Trust Series 2004-AR6, Class 5A1

4.73% (4)	10/25/34	183,488	175,611

IndyMac INDX Mortgage Loan Trust Series 2005-AR19, Class A1

3.60% (4)	10/25/35	321,109	254,804

IndyMac INDX Mortgage Loan Trust Series 2006-AR9, Class 1A1

3.97% (4)	06/25/36	416,091	213,220

IndyMac INDX Mortgage Loan Trust Series 2007-AR5, Class 2A1

3.27% (4)	05/25/37	492,967	420,326

IndyMac INDX Mortgage Loan Trust Series 2007-FLX2, Class A1C

4.14% (1 mo. USD Term SOFR + 0.494%) (5)	04/25/37	1,003,126	912,474

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2026

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-Backed Securities — Non-agency (Continued)

JPMorgan Alternative Loan Trust Series 2006-A2, Class 5A1

4.18% (4)	05/25/36	$283,007	$146,435

JPMorgan Mortgage Acquisition Trust Series 2006-WF1, Class A5

6.91%	07/25/36	1,740,138	431,848

JPMorgan Mortgage Trust Series 2004-A6, Class 5A1

6.49% (4)	12/25/34	60,454	60,643

JPMorgan Mortgage Trust Series 2007-S2, Class 1A1

5.00%	06/25/37	145,113	47,700

JPMorgan Resecuritization Trust Series 2015-4, Class 2A2

3.02% (1),(4)	06/26/47	2,493,198	713,426

Knock Issuer Trust Series 2025-1, Class A1

7.12% (1)	02/25/30	620,000	623,210

Lehman Mortgage Trust Series 2006-7, Class 2A5 (I/O) (I/F)

2.79% (-1 mo. USD Term SOFR + 6.436%) (5)	11/25/36	2,867,903	323,568

Lehman XS Trust Series 2006-10N, Class 1A3A

4.18% (1 mo. USD Term SOFR + 0.534%) (5)	07/25/46	281,578	281,166

Lehman XS Trust Series 2006-12N, Class A31A

4.16% (1 mo. USD Term SOFR + 0.514%) (5)	08/25/46	327,964	354,806

Long Beach Mortgage Loan Trust Series 2004-4, Class M1

4.66% (1 mo. USD Term SOFR + 1.014%) (5)	10/25/34	216,039	209,725

MASTR Alternative Loan Trust Series 2006-2, Class 2A2 (I/O) (I/F)

3.34% (-1 mo. USD Term SOFR + 6.986%) (5)	03/25/36	5,834,174	308,782

MASTR Alternative Loan Trust Series 2007-HF1, Class 4A1

7.00%	10/25/47	1,045,935	408,920

MASTR Asset-Backed Securities Trust Series 2007-HE1, Class A4

4.32% (1 mo. USD Term SOFR + 0.674%) (5)	05/25/37	2,000,000	1,736,310

Merrill Lynch Alternative Note Asset Trust Series 2007-OAR2, Class A2

4.18% (1 mo. USD Term SOFR + 0.534%) (5)	04/25/37	421,038	341,649

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2B

4.02% (1 mo. USD Term SOFR + 0.374%) (5)	06/25/37	213,833	214,768

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-Backed Securities — Non-agency (Continued)

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2C

4.12% (1 mo. USD Term SOFR + 0.474%) (5)	06/25/37	$307,267	$308,937

Merrill Lynch Mortgage Investors Trust Series 2006-RM2, Class A1A

4.13% (1 mo. USD Term SOFR + 0.484%) (5)	05/25/37	3,613,698	1,022,727

Merrill Lynch Mortgage-Backed Securities Trust Series 2007-2, Class 1A1

6.20% (1 yr. CMT + 2.400%) (5)	08/25/36	72,414	62,368

New Residential Mortgage Loan Trust Series 2022-NQM2, Class A2

3.70% (1),(4)	03/27/62	930,000	762,442

Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR1, Class 1A

4.24% (4)	02/25/36	70,682	38,196

Oakwood Mortgage Investors, Inc. Series 1999-E, Class A1

7.61% (4)	03/15/30	412,286	137,623

Oakwood Mortgage Investors, Inc. Series 2000-A, Class A4

8.15% (4)	09/15/29	1,717,630	160,351

Oakwood Mortgage Investors, Inc. Series 2000-D, Class A4

7.40% (4)	07/15/30	681,680	66,819

Oakwood Mortgage Investors, Inc. Series 2001-C, Class A3

6.61% (4)	06/15/31	1,671,028	81,250

Oakwood Mortgage Investors, Inc. Series 2001-D, Class A3

5.90% (4),(10),(11)	09/15/22	446,007	137,217

PMT Loan Trust Series 2024-INV1, Class A29

6.00% (1),(4)	10/25/59	564,625	571,886

Pretium Mortgage Credit Partners LLC Series 2025-NPL6, Class A1

5.74% (1)	06/25/55	603,408	604,379

PRPM LLC Series 2024-RPL1, Class M1

4.24% (1),(4)	12/25/64	650,000	636,980

PRPM LLC Series 2024-RPL2, Class M1

3.50% (1)	05/25/54	900,000	868,334

RALI Trust Series 2005-QA8, Class CB21

5.04% (4)	07/25/35	265,774	129,916

RALI Trust Series 2006-QS1, Class A3 (PAC)

5.75%	01/25/36	156,187	122,943

RALI Trust Series 2006-QS13, Class 1A2 (I/O) (I/F)

3.40% (-1 mo. USD Term SOFR + 7.046%) (5)	09/25/36	1,585,856	204,600

RALI Trust Series 2006-QS6, Class 1AV (I/O)

0.76% (4)	06/25/36	2,013,259	54,034

RALI Trust Series 2006-QS7, Class A2

6.00%	06/25/36	208,538	166,327

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount		Value

Residential Mortgage-Backed Securities — Non-agency (Continued)

RALI Trust Series 2006-QS8, Class A3

6.00%	08/25/36		$363,312	$306,139

RALI Trust Series 2007-QS2, Class AV (I/O)

0.21% (4)	01/25/37		4,717,919	50,853

RALI Trust Series 2007-QS3, Class AV (I/O)

0.36% (4)	02/25/37		5,635,844	79,490

RALI Trust Series 2007-QS6, Class A62 (TAC)

5.50%	04/25/37		123,460	100,798

RCKT Mortgage Trust Class B1, Series 2024-CES8

7.40% (1)	11/25/44		700,000	707,110

RCKT Mortgage Trust Series 2024-CES6, Class A3

5.99% (1)	09/25/44		800,000	804,012

RCKT Mortgage Trust Series 2024-CES7, Class B1

7.31% (1)	10/25/44		630,000	634,965

Residential Asset Securitization Trust Series 2005-A15, Class 4A1

6.00%	02/25/36		935,588	238,810

Residential Asset Securitization Trust Series 2007-A5, Class AX (I/O)

6.00%	05/25/37		957,233	175,196

RFMSI Trust Series 2006-S9, Class AV (I/O)

0.34% (4)	09/25/36		11,993,516	152,495

Saxon Asset Securities Trust Series 2007-3, Class 2A4

4.25% (1 mo. USD Term SOFR + 0.604%) (5)	09/25/47		1,326,000	1,158,342

Securitized Asset-Backed Receivables LLC Trust Series 2006‑CB1, Class AF2

2.80%	01/25/36		828,858	707,125

Securitized Asset-Backed Receivables LLC Trust Series 2007‑NC2, Class A2C

4.20% (1 mo. USD Term SOFR + 0.554%) (5)	01/25/37		1,494,000	1,074,287

Shamrock Residential DAC Series 2024-1A, Class C

4.48% (1 mo. EUR EURIBOR + 2.200%) (1),(5)	12/24/78	EUR	575,000	655,725

Structured Adjustable Rate Mortgage Loan Trust Series 2005-20, Class 1A1

5.53% (4)	10/25/35		68,341	64,940

Structured Asset Mortgage Investments II Trust Series 2006‑AR4, Class 5A1

4.12% (1 mo. USD Term SOFR + 0.474%) (5)	06/25/36		440,341	371,042

VCAT LLC Series 2026-NPL1, Class A1

5.10% (1)	01/25/56		537,694	534,020

Verus Securitization Trust Series 2023-7, Class B1

7.92% (1),(4)	10/25/68		650,000	652,152

Issues	Maturity Date	Principal Amount		Value

Residential Mortgage-Backed Securities — Non-agency (Continued)

Verus Securitization Trust Series 2025-3, Class B1

7.49% (1),(4)	05/25/70		$734,000	$738,916

WaMu Asset-Backed Certificates Trust Series 2007-HE1, Class 2A3

4.06% (1 mo. USD Term SOFR + 0.414%) (5)	01/25/37		1,394,871	626,265

Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 2A2 (I/O) (I/F)

2.31% (-1 mo. USD Term SOFR + 5.956%) (5)	06/25/37		1,034,345	99,177

Wells Fargo Mortgage-Backed Securities Trust Series 2007-AR3, Class A4

5.74% (4)	04/25/37		54,035	48,488

Total Residential Mortgage-Backed Securities — Non-agency

(Cost: $60,584,282)				55,114,825

Total Mortgage-Backed Securities

(Cost: $159,889,109)				151,831,848

CORPORATE BONDS — 21.3%

Aerospace & Defense — 0.4%

General Electric Co.

4.39% (3 mo. USD Term SOFR + 0.742%) (5)	08/15/36		735,000	694,119

TransDigm, Inc.

6.00% (1)	01/15/33		260,000	262,772

6.38% (1)	05/31/33		360,000	363,989

				1,320,880

Agriculture — 0.3%

Altria Group, Inc.

4.88%	02/04/28		195,000	195,953

Imperial Brands Finance PLC (United Kingdom)

4.50% (1)	06/30/28		500,000	498,720

6.13% (1)	07/27/27		125,000	126,930

				821,603

Airlines — 0.2%

American Airlines, Inc./AAdvantage Loyalty IP Ltd.

5.75% (1)	04/20/29		150,000	150,365

JetBlue Pass-Through Trust Series 2020-1, Class A

4.00%	05/15/34		512,077	484,174

				634,539

Auto Manufacturers — 0.1%

Volkswagen International Finance NV (Germany)

7.88% (9 yr. EUR Swap + 4.783%) (5),(6),(12)	09/06/32	EUR	200,000	260,114

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2026

Issues	Maturity Date	Principal Amount		Value

Auto Parts & Equipment — 0.1%

Robert Bosch GmbH (Germany)

4.38% (6)	06/02/43	EUR	100,000	$113,597

ZF North America Capital, Inc.

7.50% (1)	03/24/31		155,000	156,222

Total Auto Parts & Equipment

(Cost: $269,630)				269,819

Banks — 2.0%

Bank of America Corp.

1.92% (1 day USD SOFR + 1.370%) (5)	10/24/31		70,000	62,127

2.30% (1 day USD SOFR + 1.220%) (5)	07/21/32		145,000	128,106

2.65% (1 day USD SOFR + 1.220%) (5)	03/11/32		45,000	40,809

3.42% (3 mo. USD Term SOFR + 1.302%) (5)	12/20/28		395,000	388,427

4.38% (5 yr. CMT + 2.760%) (5),(12)	01/27/27		140,000	139,451

Citibank NA

4.85% (1 day USD SOFR + 0.910%) (5)	06/18/32		515,000	514,851

Citigroup, Inc.

6.63% (5 yr. CMT + 3.001%) (5),(12)	02/15/31		140,000	142,584

Goldman Sachs Group, Inc.

1.54% (1 day USD SOFR + 0.818%) (5)	09/10/27		1,350,000	1,342,440

JPMorgan Chase & Co.

1.76% (3 mo. USD Term SOFR + 1.105%) (5)	11/19/31		160,000	140,986

2.07% (1 day USD SOFR + 1.015%) (5)	06/01/29		660,000	629,521

4.95% (1 day USD SOFR + 1.340%) (5)	10/22/35		90,000	88,794

4.98% (1 day USD SOFR + 0.930%) (5)	07/22/28		315,000	316,408

Morgan Stanley

2.24% (1 day USD SOFR + 1.178%) (5)	07/21/32		220,000	193,030

Morgan Stanley Bank NA

4.79% (1 Day USD SOFR Index + 0.974%) (5)	05/10/30		320,000	320,288

Morgan Stanley Private Bank NA

4.20% (1 day USD SOFR + 0.780%) (5)	11/17/28		270,000	268,761

4.47% (1 day USD SOFR + 1.020%) (5)	11/19/31		220,000	216,275

Issues	Maturity Date	Principal Amount		Value

Banks (Continued)

4.73% (1 day USD SOFR + 1.080%) (5)	07/18/31		$200,000	$199,138

PNC Financial Services Group, Inc.

3.40% (5 yr. CMT + 2.595%) (5),(12)	09/15/26		130,000	129,434

U.S. Bancorp

5.08% (1 day USD SOFR + 1.296%) (5)	05/15/31		105,000	106,170

Wells Fargo & Co.

2.39% (1 day USD SOFR + 2.100%) (5)	06/02/28		805,000	789,053

3.35% (1 day USD SOFR + 1.500%) (5)	03/02/33		20,000	18,388

4.84% (1 day USD SOFR + 0.970%) (5)	05/20/32		140,000	139,559

				6,314,600

Beverages — 0.2%

Becle SAB de CV (Mexico)

2.50% (1)	10/14/31		395,000	339,637

Maple Parent Holdings Corp.

4.73% (1)	03/26/35	EUR	105,000	123,146

Primo Water Holdings, Inc./Triton Water Holdings, Inc.

6.25% (1)	04/01/29		125,000	125,611

				588,394

Biotechnology — 0.0%

Amgen, Inc.

5.65%	03/02/53		60,000	58,420

Chemicals — 0.2%

International Flavors & Fragrances, Inc.

2.30% (1)	11/01/30		725,000	654,385

3.27% (1)	11/15/40		15,000	11,424

				665,809

Commercial Services — 0.7%

AA Bond Co. Ltd. (United Kingdom)

5.50% (6)	07/31/50	GBP	100,000	131,172

Allied Universal Holdco LLC

7.88% (1)	02/15/31		125,000	130,734

Dalrymple Bay Finance Pty. Ltd. (Australia)

6.23%	03/24/31	AUD	90,000	63,636

Global Payments, Inc.

4.50%	11/15/28		375,000	370,590

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount		Value

Commercial Services (Continued)

Grand Canyon University

5.13%	10/01/28		$250,000	$247,035

RAC Bond Co. PLC (United Kingdom)

8.25% (6)	05/06/46	GBP	100,000	140,663

Raven Acquisition Holdings LLC

6.88% (1)	11/15/31		125,000	122,260

Rentokil Terminix Funding LLC

5.00% (1)	04/28/30		235,000	235,752

Rollins, Inc.

5.25%	02/24/35		370,000	369,930

Upbound Group, Inc.

6.38% (1)	02/15/29		125,000	124,033

VT Topco, Inc.

8.50% (1)	08/15/30		230,000	233,965

WestConnex Finance Co. Pty. Ltd. (Australia)

5.94%	04/30/32	AUD	140,000	98,077

				2,267,847

Computers — 0.3%

Dell International LLC/EMC Corp.

4.75%	04/01/28		370,000	371,158

Gartner, Inc.

3.75% (1)	10/01/30		50,000	45,812

McAfee Corp.

7.38% (1)	02/15/30		372,000	316,379

NCR Voyix Corp.

5.13% (1)	04/15/29		128,000	125,005

				858,354

Cosmetics/Personal Care — 0.2%

Edgewell Personal Care Co.

5.50% (1)	06/01/28		133,000	132,920

Opal Bidco SAS (France)

6.50% (1)	03/31/32		193,000	197,126

Perrigo Finance Unlimited Co.

6.13%	09/30/32		390,000	373,390

				703,436

Diversified Financial Services — 0.7%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)

3.88%	01/23/28		130,000	128,506

American Express Co.

3.55% (5 yr. CMT + 2.854%) (5),(12)	09/15/26		145,000	144,442

4.92% (1 day USD SOFR + 1.220%) (5)	07/20/33		150,000	149,989

Avolon Holdings Funding Ltd. (Ireland)

2.53% (1)	11/18/27		179,000	173,845

Issues	Maturity Date	Principal Amount		Value

Diversified Financial Services (Continued)

EZCORP, Inc.

7.38% (1)	04/01/32		$225,000	$236,347

First Eagle Holdings, Inc.

7.25% (1)	08/15/32		470,000	473,976

GGAM Finance Ltd. (Ireland)

8.00% (1)	06/15/28		117,000	121,253

8.00% (1)	02/15/27		115,000	115,513

Jane Street Group/JSG Finance, Inc.

6.75% (1)	05/01/33		315,000	323,937

7.13% (1)	04/30/31		96,000	99,352

Sumisho Air Lease Corp.

3.63%	12/01/27		120,000	118,337

				2,085,497

Electric — 1.3%

Alliant Energy Corp.

5.75% (5 yr. CMT + 2.077%) (5)	04/01/56		505,000	499,571

Alliant Energy Finance LLC

3.60% (1)	03/01/32		535,000	496,972

Alpha Generation LLC

6.25% (1)	01/15/34		195,000	192,034

American Electric Power Co., Inc.

5.80% (5 yr. CMT + 2.128%) (5)	03/15/56		755,000	750,976

Amprion GmbH (Germany)

4.58% (6)	01/15/46	EUR	100,000	115,274

Ausgrid Finance Pty. Ltd. (Australia)

5.95% (6)	12/10/35	AUD	150,000	103,558

CenterPoint Energy, Inc.

5.95% (5 yr. CMT + 2.223%) (5)	04/01/56		205,000	204,814

Dominion Energy, Inc.

6.00% (5 yr. CMT + 2.262%) (5)	02/15/56		600,000	602,304

Electricite de France SA

4.75% (6)	06/17/44	EUR	400,000	463,928

7.38% (5 yr. U.K. Government Bond + 3.775%) (5),(6),(12)	06/17/35	GBP	100,000	138,962

Elia Group SA (Belgium)

3.88% (6)	06/11/31	EUR	100,000	116,143

EnBW Energie Baden-Wuerttemberg AG

4.50% (5 yr. EURIBOR ICE Swap + 1.846%) (6),(5)	02/10/56	EUR	100,000	113,234

Enel SpA (Italy)

4.50% (5 yr. EURIBOR ICE Swap + 1.821%) (5),(6),(12)	10/14/34	EUR	100,000	112,707

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2026

Issues	Maturity Date	Principal Amount		Value

Electric (Continued)

Vistra Operations Co. LLC

6.88% (1)	04/15/32		$115,000	$119,194

				4,029,671

Electrical Components & Equipment — 0.1%

Energizer Holdings, Inc.

6.00% (1)	09/15/33		250,000	240,805

Engineering & Construction — 0.1%

Heathrow Funding Ltd. (United Kingdom)

3.88% (6)	01/16/38	EUR	120,000	135,605

Sydney Airport Finance Co. Pty. Ltd. (Australia)

5.90% (6)	04/19/34	AUD	70,000	48,763

				184,368

Entertainment — 1.0%

Banijay Entertainment SAS (France)

8.13% (1)	05/01/29		200,000	205,514

Caesars Entertainment, Inc.

6.00% (1)	10/15/32		870,000	789,273

6.50% (1)	02/15/32		125,000	121,915

FDJ United (France)

3.38% (6)	11/21/33	EUR	100,000	111,816

Flutter Treasury DAC (Ireland)

6.13% (6)	06/04/31	GBP	125,000	165,480

Great Canadian Gaming Corp./Raptor LLC (Canada)

8.75% (1)	11/15/29		63,000	63,101

Penn Entertainment, Inc.

5.63% (1)	01/15/27		165,000	165,082

Pioneer Opco LLC

7.00% (1)	05/15/33		470,000	479,207

Rivers Enterprise Borrower LLC

6.25% (1)	10/15/30		250,000	253,420

Voyager Parent LLC

9.25% (1)	07/01/32		552,000	584,204

				2,939,012

Environmental Control — 0.1%

GFL Environmental, Inc.

4.00% (1)	08/01/28		250,000	244,375

Seche Environnement SACA (France)

5.87% (5 yr. EURIBOR ICE Swap + 3.707%) (5),(6),(12)	01/09/31	EUR	100,000	114,838

				359,213

Financial — 0.2%

Nomura Corporate Funding Americas LLC

0.00% (3),(7)	10/27/26		606,413	605,746

Issues	Maturity Date	Principal Amount		Value

Food — 0.7%

General Mills, Inc.

5.25% (5 yr. EURIBOR ICE Swap + 2.390%) (5)	07/16/56	EUR	100,000	$113,115

Kraft Heinz Foods Co.

6.38%	07/15/28		210,000	216,178

Magnum Icc Finance BV (Netherlands)

3.25% (6)	11/26/31	EUR	100,000	113,010

Pilgrim’s Pride Corp.

3.50%	03/01/32		540,000	491,756

6.25%	07/01/33		700,000	730,786

Post Holdings, Inc.

4.63% (1)	04/15/30		505,000	488,163

Roquette Freres SA (France)

6.00% (5 yr. EURIBOR ICE Swap + 3.098%) (6),(5),(12)	01/21/32	EUR	100,000	115,415

				2,268,423

Gas — 0.2%

AmeriGas Partners LP/AmeriGas Finance Corp.

9.50% (1)	06/01/30		466,000	500,316

Nortegas Energia Grupo SL (Spain)

4.13% (6)	01/21/33	EUR	100,000	114,440

Redexis SA (Spain)

4.38% (6)	05/30/31	EUR	100,000	116,795

				731,551

Health Care-Products — 0.6%

Medline Borrower LP

3.88% (1)	04/01/29		870,000	845,005

Sartorius Finance BV (Germany)

4.88% (6)	09/14/35	EUR	200,000	242,969

Teleflex, Inc.

5.88% (1)	01/15/32		215,000	216,787

VSP Optical Group, Inc.

5.65% (1)	06/01/36		615,000	617,528

				1,922,289

Health Care-Services — 0.8%

Charlotte Buyer, Inc.

8.00% (1)	06/30/31		155,000	157,069

HCA, Inc.

5.63%	09/01/28		100,000	101,574

7.05%	12/01/27		235,000	242,398

HealthEquity, Inc.

4.50% (1)	10/01/29		265,000	257,593

Horseshoe Funding Trust I

6.06% (1)	02/15/36		200,000	203,228

Kedrion SpA (Italy)

6.50% (1)	09/01/29		415,000	411,174

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount		Value

Health Care-Services (Continued)

ModivCare, Inc.

1.00% (1),(3),(4),(11)	10/01/29		$537,600	$8,064

Molina Healthcare, Inc.

6.50% (1)	02/15/31		83,000	84,488

Option Care Health, Inc.

4.38% (1)	10/31/29		275,000	264,575

Star Parent, Inc.

9.00% (1)	10/01/30		375,000	393,712

Tenet Healthcare Corp.

5.13%	11/01/27		490,000	490,314

				2,614,189

Housewares — 0.3%

Central Garden & Pet Co.

4.13%	10/15/30		24,000	22,891

4.13% (1)	04/30/31		100,000	94,411

Newell Brands, Inc.

6.63%	05/15/32		483,000	489,400

7.38%	04/01/36		165,000	167,816

				774,518

Insurance — 0.9%

Acrisure LLC/Acrisure Finance, Inc.

7.50% (1)	11/06/30		275,000	260,983

8.25% (1)	02/01/29		375,000	353,209

Alliant Holdings Intermediate LLC/Alliant Holdings Co‑Issuer

7.00% (1)	01/15/31		26,000	26,434

7.38% (1)	10/01/32		610,000	606,645

Ardonagh Group Finance Ltd. (United Kingdom)

8.88% (1)	02/15/32		314,000	305,324

Asurion LLC/Asurion Co‑Issuer, Inc.

8.38% (1)	02/01/34		629,000	583,599

Farmers Exchange Capital

7.05% (1)	07/15/28		500,000	521,390

Farmers Insurance Exchange

4.75% (3 mo. USD LIBOR + 3.231%) (1),(5)	11/01/57		5,000	4,299

HUB International Ltd.

7.38% (1)	01/31/32		104,000	105,971

				2,767,854

Internet — 1.4%

Alphabet, Inc.

3.50%	11/06/38	EUR	100,000	110,405

4.00%	11/06/44	EUR	155,000	172,069

4.50%	05/11/45	EUR	145,000	169,525

Amazon.com, Inc.

4.85%	03/16/64	EUR	535,000	626,070

Booking Holdings, Inc.

4.50%	05/11/39	EUR	200,000	231,973

Issues	Maturity Date	Principal Amount		Value

Internet (Continued)

Cerved Group SpA (Italy)

7.65% (3 mo. EUR EURIBOR + 5.250%) (5),(6)	02/15/29	EUR	575,000	$399,244

Getty Images, Inc.

10.50% (1)	11/15/30		108,000	90,211

ION Platform Finance U.S., Inc./ION Platform Finance Sarl

8.75% (1)	05/01/29		200,000	178,500

Meta Platforms, Inc.

4.60%	11/15/32		995,000	978,692

4.88%	11/15/35		400,000	389,344

5.63%	11/15/55		185,000	167,745

6.30%	05/15/56		264,000	262,942

Snap, Inc.

6.88% (1)	03/15/34		461,000	446,746

6.88% (1)	03/01/33		200,000	195,032

				4,418,498

Investment Companies — 0.1%

Icahn Enterprises LP/Icahn Enterprises Finance Corp.

9.00%	06/15/30		244,000	227,818

9.75%	01/15/29		85,000	83,434

10.00% (1)	11/15/29		49,000	48,394

				359,646

Lodging — 0.3%

Hyatt Hotels Corp.

5.05%	03/30/28		310,000	311,941

Las Vegas Sands Corp.

5.63%	06/15/28		490,000	496,002

MGM Resorts International

6.50%	04/15/32		75,000	75,045

Total Lodging

(Cost: $871,687)				882,988

Machinery-Diversified — 0.0%

Oregon Tool Lux LP

7.88% (1)	10/15/29		228,735	40,637

Media — 1.5%

Belo Corp.

7.25%	09/15/27		115,000	117,849

CCO Holdings LLC/CCO Holdings Capital Corp.

7.38% (1)	02/01/36		830,000	815,218

Charter Communications Operating LLC/Charter Communications Operating Capital

2.80%	04/01/31		165,000	147,114

3.70%	04/01/51		198,000	123,057

5.75%	04/01/48		220,000	185,405

6.65%	02/01/34		170,000	174,457

CSC Holdings LLC

11.75% (1)	01/31/29		609,000	373,786

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2026

Issues	Maturity Date	Principal Amount		Value

Media (Continued)

DirectTV Financing LLC/DirectTV Financing Co‑Obligor, Inc.

10.00% (1)	02/15/31		$301,000	$312,802

DISH DBS Corp.

7.75% (3)	07/01/26		75,000	75,000

DISH Network Corp.

11.75% (1)	11/15/27		150,000	154,227

EchoStar Corp.

10.75%	11/30/29		280,000	302,851

Midcontinent Communications

8.00% (1)	08/15/32		391,000	343,881

Sinclair Television Group, Inc.

8.13% (1)	02/15/33		195,000	201,209

Sirius XM Radio LLC

5.00% (1)	08/01/27		205,000	204,822

Univision Communications, Inc.

8.88% (1)	04/15/33		310,000	305,520

Virgin Media O2 Vendor Financing Notes VI DAC (Ireland)

8.50% (1)	03/15/33		361,000	291,139

VZ Secured Financing BV (Netherlands)

5.00% (1)	01/15/32		715,000	627,112

				4,755,449

Miscellaneous Manufacturers — 0.1%

Dyno Nobel Ltd. (Australia)

5.40%	11/08/32	AUD	180,000	121,653

Smiths Group PLC (United Kingdom)

3.63% (6)	11/13/33	EUR	110,000	123,951

				245,604

Office/Business Equipment — 0.1%

Xerox Corp.

10.25% (1)	10/15/30		255,000	225,581

Oil & Gas — 0.3%

KazMunayGas National Co. JSC (Kazakhstan)

3.50% (6)	04/14/33		200,000	181,286

Sunoco LP

5.63% (1)	07/15/34		40,000	39,074

7.88% (5 yr. CMT + 4.230%) (1),(5),(12)	09/18/30		608,000	632,642

Transocean International Ltd.

8.75% (1)	02/15/30		70,000	72,767

				925,769

Oil & Gas Services — 0.2%

Archrock Partners LP/Archrock Partners Finance Corp.

6.63% (1)	09/01/32		250,000	255,140

Baker Hughes Holdings LLC/Baker Hughes Co‑Obligor, Inc.

4.74%	03/11/46	EUR	105,000	123,009

Kodiak Gas Services LLC

6.50% (1)	10/01/33		250,000	253,543

				631,692

Issues	Maturity Date	Principal Amount		Value

Packaging & Containers — 0.3%

Amcor Flexibles North America, Inc.

4.80%	03/17/28		$140,000	$140,508

Amcor U.K. Finance PLC (Australia)

3.75%	02/20/33	EUR	225,000	255,393

Ardagh Group SA (5.50% Cash or 6.50% PIK) due 5/30/26

11.00% (1)	12/01/30		88,038	84,191

Berry Global, Inc.

1.65%	01/15/27		149,000	146,754

5.50%	04/15/28		95,000	96,471

5.65%	01/15/34		30,000	30,723

Graphic Packaging International LLC

6.38% (1)	07/15/32		70,000	70,671

				824,711

Pharmaceuticals — 0.7%

1261229 BC Ltd.

10.00% (1)	04/15/32		240,000	243,278

Bayer U.S. Finance II LLC (Germany)

4.63% (1)	06/25/38		515,000	469,350

CVS Health Corp.

4.78%	03/25/38		50,000	46,890

6.75% (5 yr. CMT + 2.516%) (5)	12/10/54		375,000	390,814

Grifols SA (Spain)

7.50% (6)	05/01/30	EUR	124,923	148,739

Jazz Securities DAC

4.38% (1)	01/15/29		460,000	450,745

LSF12 Pillar Investments U.S., Inc.

5.75% (1)	05/15/33	EUR	155,000	176,435

Teva Pharmaceutical Finance Netherlands III BV (Israel)

6.00%	12/01/32		309,000	321,175

Teva Pharmaceutical Finance Netherlands IV BV (Israel)

5.75%	12/01/30		58,000	59,440

				2,306,866

Pipelines — 0.8%

CQP Holdco LP/BIP‑V Chinook Holdco LLC

5.50% (1)	06/15/31		200,000	196,298

Energy Transfer LP

6.63% (3 mo. USD Term SOFR + 4.417%) (5),(12)	02/15/28		634,000	639,516

Global Partners LP/GLP Finance Corp.

6.88%	01/15/29		275,000	277,857

7.13% (1)	07/01/33		167,000	169,101

ITT Holdings LLC

6.50% (1)	08/01/29		100,000	98,925

TransMontaigne Partners LLC

8.50% (1)	06/15/30		299,000	304,768

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount		Value

Pipelines (Continued)

Venture Global LNG, Inc.

6.63% (1)	06/15/36		$310,000	$305,750

9.00% (5 yr. CMT + 5.440%) (1),(5),(12)	09/30/29		49,000	47,780

Venture Global Plaquemines LNG LLC

6.75% (1)	01/15/36		258,000	273,599

				2,313,594

Real Estate — 0.3%

Blackstone Property Partners Europe Holdings Sarl (Luxembourg)

1.00% (6)	05/04/28	EUR	150,000	164,532

DVI Deutsche Vermoegens- & Immobilienverwaltungs GmbH (Germany)

4.88% (6)	08/21/30	EUR	100,000	116,669

Finco Opal Sarl (Luxemburg)

10.02% (3 mo. EUR EURIBOR + 7.750%) (5),(6)	03/02/30	EUR	500,000	574,051

Vonovia SE (Germany)

1.50% (6)	06/14/41	EUR	200,000	153,788

5.72% (6)	09/03/35	AUD	60,000	39,830

				1,048,870

REIT — 0.9%

American Tower Corp.

2.90%	01/15/30		495,000	465,231

5.90%	11/15/33		245,000	255,934

Digital Dutch Finco BV (REIT)

3.88% (6)	03/15/35	EUR	135,000	151,300

Equinix Asia Financing Corp. Pte. Ltd. (REIT)

4.40%	03/15/31		130,000	127,119

Extra Space Storage LP

2.40%	10/15/31		56,000	49,466

GLP Capital LP/GLP Financing II, Inc.

5.30%	01/15/29		55,000	55,285

5.75%	06/01/28		345,000	349,047

Host Hotels & Resorts LP (REIT)

5.70%	06/15/32		70,000	72,069

Hudson Pacific Properties LP

3.95%	11/01/27		303,000	295,473

5.95%	02/15/28		3,000	2,975

Invitation Homes Operating Partnership LP

2.00%	08/15/31		95,000	82,083

Iron Mountain Information Management Services, Inc.

5.00% (1)	07/15/32		420,000	403,704

LXP Industrial Trust

2.70%	09/15/30		275,000	250,487

VICI Properties LP/VICI Note Co., Inc.

4.50% (1)	01/15/28		33,000	32,757

Issues	Maturity Date	Principal Amount		Value

REIT (Continued)

VICI Properties LP/VICI Notes Co., Inc.

3.88% (1)	02/15/29		$50,000	$48,586

4.13% (1)	08/15/30		7,000	6,727

WP Carey, Inc. (REIT)

3.75%	05/10/35	EUR	155,000	173,320

				2,821,563

Retail — 0.7%

Asbury Automotive Group, Inc.

4.63% (1)	11/15/29		50,000	48,640

BCPE Flavor Debt Merger Sub LLC & BCPE Flavor Issuer, Inc.

9.50% (1)	07/01/32		190,000	184,176

Ferrellgas LP/Ferrellgas Finance Corp.

9.25% (1)	01/15/31		589,000	621,419

FirstCash, Inc.

5.63% (1)	01/01/30		280,000	278,936

HOA RoyaltyCo LLC Series 2025‑1, Class A‑2I

4.72% (1),(7),(11)	11/22/55		566,849	3,968

Michaels Cos., Inc.

8.50% (1)	03/15/33		315,000	312,165

11.00% (1)	03/15/34		325,000	318,477

Papa John’s International, Inc.

3.88% (1)	09/15/29		135,000	129,898

Stonegate Pub Co. Financing PLC (United Kingdom)

8.91% (3 mo. EUR EURIBOR + 6.625%) (5),(6)	07/31/29	EUR	100,000	115,415

Suburban Propane Partners LP/Suburban Energy Finance Corp.

6.50% (1)	12/15/35		250,000	241,940

				2,255,034

Semiconductors — 0.1%

Foundry JV Holdco LLC

5.50% (1)	01/25/31		70,000	71,630

Intel Corp.

2.00%	08/12/31		205,000	178,770

5.70%	02/10/53		25,000	23,595

				273,995

Software — 0.9%

Cloud Software Group, Inc.

8.25% (1)	06/30/32		527,000	493,836

DB Data Center Red Oak LLC

0.90% (7)	03/06/31		103,060	—

Fiserv, Inc.

4.55%	02/15/31		125,000	122,109

5.25%	08/11/35		215,000	209,593

5.45%	03/15/34		215,000	213,379

5.63%	08/21/33		65,000	65,752

Open Text Corp. (Canada)

6.90% (1)	12/01/27		580,000	593,253

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2026

Issues	Maturity Date	Principal Amount		Value

Software (Continued)

Open Text Holdings, Inc. (Canada)

4.13% (1)	12/01/31		$270,000	$237,101

Paychex, Inc.

5.35%	04/15/32		250,000	253,037

RingCentral, Inc.

8.50% (1)	08/15/30		115,000	120,359

ServiceNow, Inc.

4.70%	08/15/31		195,000	194,048

TeamSystem SpA (Italy)

5.00% (6)	07/01/31	EUR	110,000	121,444

UKG, Inc.

6.88% (1)	02/01/31		125,000	121,471

				2,745,382

Telecommunications — 0.4%

Altice Financing SA (Luxembourg)

9.63% (1)	07/15/27		366,000	282,896

Global Switch Finance BV (United Kingdom)

1.38% (6)	10/07/30	EUR	315,000	333,284

Road Michigan Property Owner I LLC

7.50% (1)	03/30/45		310,000	309,693

Vmed O2 U.K. Financing I PLC (United Kingdom)

4.75% (1)	07/15/31		271,000	223,139

Windstream Services LLC/Windstream Escrow Finance Corp.

8.25% (1)	10/01/31		83,000	87,601

Zayo Group Holdings, Inc. (5.75% Cash or 0.50% PIK) due 3/29/27

9.25% (1)	03/09/30		104,403	104,559

				1,341,172

Transportation — 0.2%

Aurizon Network Pty. Ltd. (Australia)

2.90% (6)	09/02/30	AUD	290,000	180,435

6.10% (6)	09/12/31	AUD	100,000	70,253

Pacific National Finance Pty. Ltd. (Australia)

3.70%	09/24/29	AUD	470,000	302,084

Total Transportation

(Cost: $545,369)				552,772

Water — 0.3%

DWR Cymru Financing U.K. PLC

2.38% (6)	03/31/34	GBP	305,000	310,417

Severn Trent Utilities Finance PLC (United Kingdom)

3.88% (6)	08/04/37	EUR	105,000	117,861

South West Water Finance PLC (United Kingdom)

6.38% (6)	08/05/41	GBP	110,000	144,197

Yorkshire Water Finance PLC (United Kingdom)

6.38% (6)	11/18/34	GBP	180,000	244,378

Total Water

(Cost: $824,055)				816,853

Total Corporate Bonds

(Cost: $73,238,252)				66,073,627

Issues	Maturity Date	Principal Amount		Value

FOREIGN GOVERNMENT BONDS — 3.4%

Abu Dhabi Government International Bonds

5.50% (1)	04/30/54		$200,000	$195,810

Brazil Government International Bonds

6.13%	03/15/34		200,000	201,214

Guatemala Government Bonds

3.70% (6)	10/07/33		200,000	177,870

6.25% (6)	08/15/36		200,000	209,114

Mexico Government International Bonds

5.63%	09/22/35		284,000	276,917

New South Wales Treasury Corp.

5.25% (6)	02/24/38	AUD	965,000	654,419

Qatar Government International Bonds

5.10% (1)	04/23/48		200,000	191,238

Queensland Treasury Corp.

5.25% (6)	08/13/38	AUD	335,000	225,734

Treasury Corp. of Victoria

2.00%	11/20/37	AUD	330,000	160,432

U.K. Gilts

4.50% (6)	06/07/28	GBP	6,203,000	8,285,041

Total Foreign Government Bonds

(Cost: $10,463,302)				10,577,789

U.S. TREASURY SECURITIES — 2.2%

U.S. Treasury Bonds

5.00%	05/15/56		179,000	180,986

U.S. Treasury Notes

4.13%	06/30/28		6,380,000	6,384,860

4.13%	05/31/31		297,000	295,967

Total U.S. Treasury Securities

(Cost: $6,855,436)				6,861,813

BANK LOANS — 6.0%

Advertising — 0.1%

Neptune Bidco U.S., Inc. 2026 USD Term Loan B

8.77% (3 mo. USD Term SOFR + 5.000%) (5)	02/03/33		415,000	412,203

Apparel — 0.2%

WH Borrower LLC 2025 Term Loan B

8.23% (3 mo. USD Term SOFR + 4.500%) (5)	02/20/32		448,867	450,245

Beverages — 0.1%

Arterra Wines Canada, Inc. 2020 Term Loan

7.49% (3 mo. USD Term SOFR + 3.500%) (5)	11/24/27		403,930	402,163

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Commercial Services — 0.3%

Amspec Parent LLC 2025 Term Loan

7.23% (3 mo. USD Term SOFR + 3.500%) (5)	12/22/31	$398,993	$400,838

Camelot U.S. Acquisition LLC 2025 Incremental Term Loan B

6.89% (1 mo. USD Term SOFR + 3.250%) (5)	01/31/31	250,000	231,043

DTI Holdco, Inc. 2025 Term Loan B

0.00% (13)	04/26/29	453,774	414,749

Total Commercial Services

(Cost: $1,014,464)			1,046,630

Computers — 0.1%

McAfee LLC 2024 USD 1st Lien Term Loan B

6.64% (1 mo. USD Term SOFR + 3.000%) (5)	03/01/29	438,886	391,267

Distribution & Wholesale — 0.3%

Gloves Buyer, Inc. 2025 Term Loan

7.64% (1 mo. USD Term SOFR + 4.000%) (5)	05/21/32	398,997	400,619

Veritiv Corp. Term Loan B

7.73% (3 mo. USD Term SOFR + 4.000%) (5)	12/02/30	408,959	387,557

Total Distribution & Wholesale

(Cost: $799,135)			788,176

Electrical Components & Equipment — 0.2%

Pelican Products, Inc. 2021 Term Loan

8.24% (3 mo. USD Term SOFR + 4.250%) (5)	12/29/28	708,146	681,095

Electronics — 0.1%

TCP Sunbelt Acquisition Co. 2024 Term Loan B

7.92% (3 mo. USD Term SOFR + 4.250%) (5)	10/24/31	394,000	394,164

Engineering & Construction — 0.3%

AGI‑CFI Acquisition Corp. 2026 Term Loan B

8.14% (1 mo. USD Term SOFR + 4.500%) (5)	03/25/33	400,000	398,168

ITG Communications LLC Term Loan B

8.39% (1 mo. USD Term SOFR + 4.750%) (5)	07/09/31	258,365	255,135

Trilon Group LLC 2026 Term Loan

9.25% (3 mo. USD Term SOFR + 2.500%) (5)	06/10/33	183,673	183,903

Total Engineering & Construction

(Cost: $828,004)			837,206

Entertainment — 0.2%

Great Canadian Gaming Corp. 2024 Term Loan B

8.43% (3 mo. USD Term SOFR + 4.750%) (5)	11/01/29	510,000	504,262

Issues	Maturity Date	Principal Amount	Value

Environmental Control — 0.1%

Heritage-Crystal Clean, Inc. Term Loan B

6.64% (3 mo. USD Term SOFR + 3.000%) (5)	10/17/30	$199,488	$200,486

Food — 0.5%

BCPE North Star U.S. HoldCo 2, Inc. Term Loan

7.76% (1 mo. USD Term SOFR + 4.000%) (5)	06/09/28	398,954	400,906

C&S Wholesale Grocers, Inc. Term Loan B

8.73% (3 mo. USD Term SOFR + 5.000%) (5)	09/20/30	204,485	197,584

United Natural Foods, Inc. 2026 Term Loan B

7.64% (1 mo. USD Term SOFR + 4.000%) (5)	05/01/31	393,713	397,650

Upfield BV 2026 USD Term Loan B15

7.84% (6 mo. USD Term SOFR + 4.250%) (5)	10/31/30	403,988	389,765

Total Food

(Cost: $1,393,735)			1,385,905

Forest Products & Paper — 0.1%

Glatfelter Corp. Term Loan B

7.89% (1 mo. USD Term SOFR + 4.250%) (5)	11/04/31	410,000	408,549

Health Care-Products — 0.2%

Hologic, Inc. 2026 USD Term Loan B

5.99% (3 mo. USD Term SOFR + 2.250%) (5)	04/07/33	500,000	489,897

Health Care-Services — 0.9%

ADMI Corp. 2021 Incremental Term Loan B3

7.51% (1 mo. USD Term SOFR + 3.750%) (5)	12/23/27	578,482	520,333

Charlotte Buyer, Inc. 2025 Repriced Term Loan B

7.87% (1 mo. USD Term SOFR + 4.250%) (5)	02/11/28	400,000	400,152

Dermatology Intermediate Holdings III, Inc. 2023 Incremental Term Loan B

9.16% (3 mo. USD Term SOFR + 5.500%) (5)	03/30/29	573,533	560,867

ModivCare Buyer LLC Takeback Term Loan

8.73% (3 mo. USD Term SOFR + 5.000%) (5)	12/30/32	105,119	89,701

Pediatric Associates Holding Co. LLC 2026 Term Loan B

8.66% (1 mo. USD Term SOFR + 5.000%) (5)	12/29/31	565,000	565,910

Star Parent, Inc. Term Loan B

7.73% (3 mo. USD Term SOFR + 4.000%) (5)	09/27/30	453,839	454,962

U.S. Fertility Enterprises LLC 2025 Delayed Draw Term Loan

0.00% (13)	12/30/32	26,316	26,431

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2026

Issues	Maturity Date	Principal Amount	Value

Health Care-Services (Continued)

U.S. Fertility Enterprises LLC 2025 Term Loan

0.00% (13)	12/30/32	$190,316	$191,148

Total Health Care-Services

(Cost: $2,739,364)			2,809,504

Household Products/Wares — 0.1%

Lavender Dutch BorrowerCo BV USD Term Loan

6.98% (3 mo. USD Term SOFR + 3.250%) (5)	12/30/32	403,985	401,840

Insurance — 0.1%

Asurion LLC 2025 Term Loan B13

7.91% (3 mo. USD Term SOFR + 4.250%) (5)	09/19/30	349,118	346,137

Internet — 0.4%

Delivery Hero SE 2024 USD Term Loan B

8.64% (3 mo. USD Term SOFR + 5.000%) (5)	12/12/29	553,584	557,219

PUG LLC 2024 Extended Term Loan B

0.00% (13)	03/15/30	364,669	367,517

WatchGuard Technologies, Inc. Term Loan

8.89% (1 mo. USD Term SOFR + 5.250%) (5)	07/02/29	384,003	359,044

Total Internet

(Cost: $1,269,661)			1,283,780

Machinery-Diversified — 0.1%

LSF12 Helix Parent LLC Term Loan B

3.64% (1 mo. USD Term SOFR + 0.000%) (5)	02/10/33	405,000	398,166

Media — 0.5%

Charter Communications Operating LLC 2024 Term Loan B5

0.00% (13)	12/15/31	473,797	467,846

NEP Group, Inc. 2025 Term Loan B

8.14% (1 mo. USD Term SOFR + 4.500%) (5)	10/17/31	603,488	569,771

Virgin Media Bristol LLC 2023 USD Term Loan Y

6.97% (6 mo. USD Term SOFR + 3.175%) (5)	03/31/31	470,000	418,366

Total Media

(Cost: $1,438,891)			1,455,983

Miscellaneous Manufacturers — 0.1%

Cleanova U.S. Holdings LLC 2025 Term Loan B

8.41% (3 mo. USD Term SOFR + 4.750%) (5)	06/14/32	349,121	344,758

Issues	Maturity Date	Principal Amount	Value

Packaging & Containers — 0.2%

Clydesdale Acquisition Holdings, Inc. Term Loan B

6.82% (1 mo. USD Term SOFR + 3.175%) (5)	04/13/29	$415,000	$408,335

TricorBraun Holdings, Inc. 2021 Term Loan

6.89% (1 mo. USD Term SOFR + 3.250%) (5)	03/03/31	259,319	243,274

Total Packaging & Containers

(Cost: $646,031)			651,609

Pipelines — 0.2%

Crescent Midstream Operating LLC Term Loan B

7.40% (3 mo. USD Term SOFR + 3.750%) (5)	02/18/33	250,000	251,952

Venture Global Calcasieu Pass LLC 2026 Term Loan B

6.94% (6 mo. USD Term SOFR + 3.250%) (5)	04/11/33	300,000	301,230

Total Pipelines

(Cost: $547,181)			553,182

Retail — 0.1%

Men’s Wearhouse, Inc. 2026 Term Loan B

0.00% (13)	01/28/31	414,615	418,983

Software — 0.4%

Cloudera, Inc. 2021 Term Loan

7.49% (1 mo. USD Term SOFR + 3.750%) (5)	10/08/28	438,854	342,541

Cotiviti Corp. 2025 2nd Amendment Term Loan

6.37% (1 mo. USD Term SOFR + 2.750%) (5)	03/26/32	398,992	363,209

Playtika Holding Corp. 2021 Term Loan B1

6.51% (1 mo. USD Term SOFR + 2.750%) (5)	03/13/28	578,474	562,823

Total Software

(Cost: $1,321,438)			1,268,573

Telecommunications — 0.1%

GOGO Intermediate Holdings LLC Term Loan B

7.51% (1 mo. USD Term SOFR + 3.750%) (5)	04/30/28	450,000	416,673

Total Bank Loans

(Cost: $18,590,965)			18,741,436

Total Fixed Income Securities

(Cost: $303,581,558)			283,783,470

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount		Value

CONVERTIBLE SECURITIES — 0.2%

CONVERTIBLE CORPORATE BONDS — 0.2%

Beverages — 0.1%

Davide Campari-Milano NV (Italy)

2.38% (6)	01/17/29	EUR	200,000	$222,829

Commercial Services — 0.0%

Worldline SA (France)

0.00% (3),(6)	07/30/26	EUR	43,241	50,786

Engineering & Construction — 0.1%

Cellnex Telecom SA

0.75% (6)	11/20/31	EUR	200,000	207,697

Total Convertible Corporate Bonds

(Cost: $472,962)				481,312

Total Convertible Securities

(Cost: $472,962)				481,312

Security		Shares		Value

COMMON STOCK — 6.0%

Agriculture — 0.3%

British American Tobacco PLC (SP ADR) (United Kingdom)			15,706	970,003

Financial — 4.4%

TCW Steel City BDC (14),(20)			673,358	13,585,711

Health Care-Services — 0.0%

ModivCare, Inc. (15)			16,996	105,163

Packaging & Containers — 0.0%

Ardagh Holdings SA (15)			13,307	86,495

Security	Shares	Value

REIT — 1.1%

AGNC Investment Corp.	144,641	$1,576,587

Annaly Capital Management, Inc.	41,441	926,621

Redwood Trust, Inc.	61,963	293,704

Rithm Capital Corp.	55,339	519,633

		3,316,545

Telecommunications — 0.2%

Verizon Communications, Inc.	15,224	644,584

Total Common Stock

(Cost: $19,839,309)		18,708,501

INVESTMENT COMPANIES — 10.3%

TCW Private Asset Income Fund (14)	3,204,553	32,013,489

Total Investment Companies

(Cost: $31,993,961)		32,013,489

MONEY MARKET INVESTMENTS — 4.5%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 3.58% (16)	355,661	355,661

TCW Central Cash Fund, 3.64% (14),(16)	13,466,318	13,466,318

Total Money Market Investments

(Cost: $13,821,979)		13,821,979

Total Investments (112.4%)

(Cost: $369,709,769)		348,808,751

Net Unrealized Depreciation On Unfunded Commitments (17) (0.0%)		20

Liabilities In Excess Of Other Assets (‑12.4%)		(38,397,611)

Net Assets (100.0%)		$310,411,160

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2026

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Contract Value	Value	Net Unrealized Appreciation (Depreciation)
Long Futures
200	5‑Year U.S. Treasury Note Futures	09/30/26	$21,360,052	$21,409,375	$49,323

			$21,360,052	$21,409,375	$49,323

Short Futures
17	10‑Year Australian Bond Futures	09/15/26	$(1,275,309)	$(1,293,387)	$(18,078)
274	10‑Year U.S. Treasury Note Futures	09/21/26	(30,374,819)	(30,816,438)	(441,619)
135	2‑Year U.S. Treasury Note Futures	09/30/26	(27,829,074)	(27,827,930)	1,144
22	3‑Year Australian Bond Futures	09/15/26	(1,587,361)	(1,594,180)	(6,819)
6	30‑Year Euro-Buxl Futures	09/08/26	(742,359)	(762,947)	(20,588)
15	Euro Schatz Futures	09/08/26	(1,812,594)	(1,817,161)	(4,567)
17	Euro-Bobl Futures	09/08/26	(2,227,319)	(2,242,537)	(15,218)
20	Euro-Bund Futures	09/08/26	(2,874,229)	(2,911,757)	(37,528)
7	Long Gilt Futures	09/28/26	(812,860)	(828,827)	(15,967)
56	U.S. Ultra Long Bond Futures	09/21/26	(6,220,710)	(6,504,750)	(284,040)

			$(75,756,634)	$(76,599,914)	$(843,280)

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for USD	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (18)
Citibank N.A.	GBP	393,162	09/11/26	$517,484	$521,819	$4,335

				$517,484	$521,819	$4,335

SELL (19)
Goldman Sachs & Co.	AUD	2,946,289	09/11/26	$2,028,437	$2,038,609	$(10,172)
JP Morgan Chase Bank	AUD	103,547	09/11/26	71,325	71,647	(322)
Citibank N.A.	EUR	9,684,861	09/11/26	11,061,902	11,105,398	(43,496)
Citibank N.A.	GBP	114,883	09/11/26	151,599	152,477	(878)
Citibank N.A.	GBP	9,167,229	09/11/26	12,094,014	12,167,073	(73,059)

				$25,407,277	$25,535,204	$(127,927)

Notes to the Schedule of Investments:
ABS	Asset-Backed Securities.
ACES	Alternative Credit Enhancement Securities.
AUD	Australian Dollar.
BDC	Business Development Company.
CLO	Collateralized Loan Obligation.
CMT	Constant Maturity Treasury Index.
EUR	Euro Currency.
GBP	British Pound Sterling.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
LIBOR	London Interbank Offered Rate.
PAC	Planned Amortization Class.
PIK	Payment In Kind.
REMIC	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
SONIA	Sterling Overnight Index Average.
SP ADR	Sponsored American Depositary Receipt.
STACR	Structured Agency Credit Risk.
STRIPS	Separate Trading of Registered Interest and Principal Securities.
TAC	Target Amortization Class.
TBA	To Be Announced.

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At June 30, 2026, the value of these securities amounted to $109,725,057 or 35.4% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.
(3)	Security is not accruing interest.
(4)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(5)	Floating or variable rate security. The interest shown reflects the rate in effect at June 30, 2026.
(6)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At June 30, 2026, the value of these securities amounted to $20,518,578 or 6.6% of net assets.
(7)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(8)	This security is purchased on a when-issued, delayed-delivery or forward commitment basis.
(9)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(10)	The maturity date of the security has been extended past the date disclosed. The new maturity date is not known as of June 30, 2026.
(11)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(12)	Perpetual maturity.
(13)	This position represents an unsettled bank loan at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.
(14)	Affiliated issuer.
(15)	Non‑income producing security.
(16)	Rate disclosed is the 7‑day net yield as of June 30, 2026.
(17)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(18)	Fund buys foreign currency, sells USD.
(19)	Fund sells foreign currency, buys USD.
(20)	Investment valued using net asset value per share as practical expedient.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2026

The summary of the TCW Strategic Income Fund, Inc. transactions in the affiliated funds for the period ended June 30, 2026 is as follows:

Name of Affiliated Fund	Value at December 31, 2025	Purchases at Cost	Proceeds from Sales	Number of Shares Held June 30, 2026	Value at June 30, 2026	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain (Loss) on Investments	Net change in Unrealized Gain (Loss) on Investments
TCW Central Cash Fund
	$10,566,318	$71,000,000	$68,100,000	13,466,318	$13,466,318	$241,236	$—	$—	$—
TCW Private Asset Income Fund — I Class
	6,816,389	25,192,871	14,406	3,204,553	32,013,489	855,716	—	(43)	18,678
TCW Steel City BDC
	—	13,585,714	—	673,358	13,585,711	390,548	—	—	(3)

Total					$59,065,518	$1,487,500	$—	$(43)	$18,675

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Investments by Sector (Unaudited)	June 30, 2026

Sector	Percentage of Net Assets
Corporate Bonds	21.3%
Residential Mortgage-Backed Securities — Agency	20.6
Residential Mortgage-Backed Securities — Non‑Agency	17.8
Investment Companies	10.3
Commercial Mortgage-Backed Securities — Non‑Agency	10.2
Asset-Backed Securities	9.6
Bank Loans	6.0
Common Stock	6.0
Money Market Investments	4.5
Foreign Government Bonds	3.4
U.S. Treasury Securities	2.2
Commercial Mortgage-Backed Securities — Agency	0.3
Convertible Corporate Bonds	0.2
Other*	(12.4)

Total	100.0%

*	Includes cash, futures, foreign currency exchange contracts, swap agreements, pending trades, interest receivable, and accrued expenses payable, if any.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary (Unaudited)	June 30, 2026

The following is a summary of the fair valuations according to the inputs used as of June 30, 2026 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Net Asset Value	Total
Fixed Income Securities
Asset-Backed Securities	$—	$26,656,075	$3,040,882	$—	$29,696,957
Mortgage-Backed Securities
Residential Mortgage-Backed Securities — Agency	—	64,076,254	—	—	64,076,254
Residential Mortgage-Backed Securities — Non‑Agency	—	55,114,825	—	—	55,114,825
Commercial Mortgage-Backed Securities — Non‑Agency	—	31,705,292	—	—	31,705,292
Commercial Mortgage-Backed Securities — Agency	—	935,477	—	—	935,477

Total Mortgage-Backed Securities	—	151,831,848	—	—	151,831,848

Corporate Bonds*	—	65,463,913	609,714	—	66,073,627
Foreign Government Bonds	—	10,577,789	—	—	10,577,789
U.S. Treasury Securities	—	6,861,813	—	—	6,861,813
Bank Loans	—	18,741,436	—	—	18,741,436
Convertible Corporate Bonds	—	481,312	—	—	481,312
Equity Securities
Investment Companies	—	32,013,489	—	—	32,013,489
Common Stock*	3,354,545	1,768,245	—	13,585,711	18,708,501
Money Market Investments	13,821,979	—	—	—	13,821,979

Total Equity Securities	17,176,524	33,781,734	—	13,585,711	64,543,969

Net Unrealized Appreciation (Depreciation) on Unfunded Commitments	$—	$20	$—	$—	$20

Total Investments	$17,176,524	$314,395,940	$3,650,596	$13,585,711	$348,808,771

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	4,335	—	—	4,335
Futures Contracts
Interest Rate Risk	50,467	—	—	—	50,467

Total	$17,226,991	$314,400,275	$3,650,596	$13,585,711	$348,863,573

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(844,424)	$—	$—	$—	$(844,424)
Forward Currency Contracts
Foreign Currency Risk	—	(127,927)	—	—	(127,927)

Total	$(844,424)	$(127,927)	$—	$—	$(972,351)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statement of Assets and Liabilities (Unaudited)	June 30, 2026

ASSETS:
Investments, at Value (Cost: $310,663,775)	$289,743,233
Investment in Affiliated Issuers, at Value (Cost: $59,045,994)	59,065,518
Foreign currency, at value (Cost: $103,395)	103,900
Cash	500,610
Receivable for Sale of When-Issued Securities	5,785,064
Interest and Dividends Receivable	2,780,501
Cash Collateral Held for Broker	1,321,000
Prepaid Expenses	576,350
Receivable for Securities Sold	549,915
Receivable for Variation Margin on Open Futures Contracts to Broker	138,190
Unrealized Appreciation on Forward Currency Exchange Contracts	4,335
Net Unrealized Appreciation on Unfunded Loan Commitments	20

Total Assets	360,568,636

LIABILITIES:
Payable for Purchase of When-Issued Securities	41,038,679
Payables for Securities Purchased	8,653,356
Accrued Other Expenses	128,553
Unrealized Depreciation on Forward Currency Exchange Contracts	127,927
Accrued Investment Advisory Fees	119,937
Interest Expense Payable	89,024

Total Liabilities	50,157,476

NET ASSETS	$310,411,160

NET ASSETS CONSIST OF:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 63,713,920 shares issued and outstanding)	$637,139
Paid‑in Capital	337,891,233
Accumulated Earnings (Loss)	(28,117,212)

NET ASSETS	$310,411,160

NET ASSET VALUE PER SHARE	$4.87

MARKET PRICE PER SHARE	$4.51

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statement of Operations (Unaudited)	Six Months Ended June 30, 2026

INVESTMENT INCOME:
Income
Interest	$7,122,807
Dividends from Investments in Affiliated Issuers	1,487,500
Dividends	297,395

Total Investment Income	8,907,702

Expenses
Investment Advisory Fees	718,844
Audit and Tax Service Fees	100,424
Legal Fees	78,208
Miscellaneous Expense	57,984
Directors’ Fees and Expenses	56,165
Custodian Fees	52,441
Transfer Agent Fees	30,750
Printing and Distribution Costs	25,781
Insurance Expense	24,842
Listing Fees	24,288
Interest Expense	19,024
Proxy Expense	17,878
Administration Fees	12,980
Accounting Fees	9,971

Total Expenses	1,229,580

Net Investment Income	7,678,122

NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY:
Net Realized Gain (Loss) on:
Investments	(341,073)
Investments in Affiliated Issuers	(43)
Foreign Currency	12,521
Forward Currency Exchange Contracts	492,715
Futures Contracts	1,522,659
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(2,198,063)
Investments in Affiliated Issuers	18,675
Foreign Currency	(5,255)
Forward Currency Exchange Contracts	(117,905)
Futures Contracts	(956,046)

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Foreign Currency	(1,571,815)

INCREASE IN NET ASSETS FROM OPERATIONS	$6,106,307

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statements of Changes in Net Assets

	Six Months Ended June 30, 2026 (Unaudited)	Year Ended December 31, 2025
OPERATIONS:
Net Investment Income	$7,678,122	$13,618,215
Net Realized Gain on Investments, Futures Contracts and Foreign Currency	1,686,779	1,216,315
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Foreign Currency	(3,258,594)	4,648,817

Increase in Net Assets Resulting from Operations	6,106,307	19,483,347

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Shareholders	(8,520,144)	(15,530,269)

CAPITAL TRANSACTIONS:
Shares Issued in Reinvestment of Dividends (0 for the six months ended June 30, 2026 and 0 for the year ended December 31, 2025)	—	—
Proceeds from rights offering, net of offering costs (Note 13)	68,530,294	—

Increase in Net Assets Resulting from Net Capital Transactions	68,530,294	—
Total Increase in Net Assets	66,116,457	3,953,078

NET ASSETS:
Beginning of period	244,294,703	240,341,625

End of period	$310,411,160	$244,294,703

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited)	June 30, 2026

Note 1 — Organization
TCW Strategic Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 13, 1987 as a diversified, closed‑end investment management company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s shares are traded on the New York Stock Exchange (“NYSE”) under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation, and it seeks to achieve its investment objective by investing in a wide range of securities including convertible securities, marketable small-, mid-, and large-capitalization equity securities, investment-grade debt securities, high-yield debt securities, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage-related securities, asset-backed securities, collateralized loan obligations (“CLOs”), money market securities, and other securities and derivative instruments without limit believed by the Fund’s investment advisor to be consistent with the Fund’s investment objective. TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to the Fund and is registered under the 1940 Act.
Note 2 — Investment Objective, Investment Strategy, and Risk Considerations
Investment objective: The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation.
Investment strategy: The Fund seeks to achieve its investment objective by investing in a wide range of securities, including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), investment-grade corporate debt securities, high yield corporate debt securities, non‑U.S. developed and emerging market debt mortgage-related securities, asset-backed securities, marketable small-, mid‑, and large-capitalization equity securities, convertible securities, money market securities, repurchase agreements, other securities and derivative instruments without limit believed by the Fund’s investment Advisor to be consistent with the Fund’s investment objective. The Fund will shift and reallocate its investments on an opportunistic basis and may invest in additional asset classes other than those identified above. The Fund may also employ leverage up to 33% of its total assets (including assets purchased with borrowings). The Fund has a stated goal of providing dependable, but not assured, quarterly distributions out of accumulated net investment income and/or other sources, subject to the requirements of the 1940 Act.
Market Risk: The Fund’s investments will fluctuate with market conditions, and so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.
Liquidity Risk: The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Fund may invest in private placements and Rule 144A securities.
Interest Rate Risk: The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund’s investment portfolio, the greater the change in value.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Investment Objective, Investment Strategy, and Risk Considerations (Continued)

Mortgage-Backed and Other Asset-Backed Securities Risk: The Fund may invest in MBS or other ABS. The values of some mortgage-backed securities or other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
Derivatives Risk: Use of derivatives, which at times is an important part of the Fund’s investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will achieve its objective through the use of the derivatives.
Credit Risk: The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. The Fund invests a material portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market prices and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.
MBS and ABS are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest only, principal only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non‑conforming loans, Alt‑A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase

TCW Strategic Income Fund, Inc.

June 30, 2026

Note 2 — Investment Objective, Investment Strategy, and Risk Considerations (Continued)

versus equity takeout), the borrower’s credit quality (e.g., FICO score), and whether the loan is a first trust deed or a second lien.
Counterparty Risk: The Fund may be exposed to counterparty risk, the risk that an entity with which the Fund has unsettled or open transactions may not fulfill its obligations.
U.S. Trade Policy Risk: There have been significant changes to United States trade policies, agreements, and tariffs, and in the future there may be additional significant changes. These and any future developments and continued uncertainty surrounding trade policies, agreements and tariffs, may have a material adverse effect on global economic conditions, inflation and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict the access by issuers of the Fund’s portfolio securities to suppliers or customers, increase their supply-chain costs and expenses and could have material adverse effects on the Fund’s portfolio investments.
Note 3 — Significant Accounting Policies
The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.
Principles of Accounting: The Fund uses the accrual method of accounting for financial reporting purposes.
Security Valuations: Securities listed or traded on the NYSE and other stock exchanges were valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) were valued during the period using official closing prices as reported by NASDAQ, which may not have been the last sale price. All other securities for which over‑the‑counter (“OTC”) market quotations were readily available, including short-term securities, swap agreements and forward currency exchange contracts, were valued with prices furnished by independent pricing services or by broker-dealers.
Shares Not Listed; No Market for Shares. The Fund invests in TCW Private Asset Income Fund (“TPAY”), which is a closed-end management investment company that does not currently intend to list its shares for trading on any securities exchange, and TPAY does not expect any secondary market to develop for its shares in the foreseeable future. Therefore, an investment in TPAY, unlike an investment in a typical closed‑end fund, is not a liquid investment. Shareholders of TPAY are not able to have their shares redeemed or otherwise sell their shares daily. TPAY is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding shares at net asset value (“NAV”) per share.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 3 — Significant Accounting Policies (Continued)

The Fund’s investment in TPAY is valued in accordance with ASC Topic 820, Fair Value Measurement. TPAY is an interval fund that publishes a daily NAV per share and permits transactions at the published NAV on the applicable measurement date, subject to the terms of its quarterly repurchase offers. The published NAV of TPAY is considered a readily determinable fair value, as it is calculated and disseminated on a daily basis and represents the price at which current transactions may occur on the measurement date. Because TPAY can be transacted at its published NAV, that NAV represents an exit price in an orderly transaction between market participants at the measurement date. Accordingly, the Fund values its investment in TPAY at the published NAV as of the measurement date. For fair value hierarchy classification, the investment in TPAY is classified within Level 2 of the fair value hierarchy, as the valuation is based on observable inputs, specifically the published NAV, but does not represent a quoted price in an active market for an identical investment that is freely tradable on a daily basis.
The Fund may invest in both affiliated and non-affiliated Business Development Companies (“BDCs”). BDCs generally invest in privately negotiated debt and equity securities of middle-market companies and may utilize leverage to enhance returns. The Fund’s BDC investments are generally subject to limited liquidity, transfer restrictions, and periodic redemption opportunities. As of June 30, 2026, the Fund invests in TCW Steel City Senior Lending BDC, a senior direct lending investment company that seeks to generate risk-adjusted returns primarily through direct investments in senior secured loans to middle market companies or other issuers. Under normal circumstances, TCW Steel City Senior Lending will invest at least 80% of total assets in senior secured loans. Typically, BDCs net asset value is calculated and reported by respective affiliated or unaffiliated investment managers on a monthly or quarterly basis.
ASC Topic 820 permits a reporting entity to measure the fair value of a Private Investment Fund, including BDCs, that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the Private Investment Fund as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. The Fund is permitted to invest in Private Investment Funds that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.
Pursuant to Rule 2a‑5 under the 1940 Act, the Board of Directors of the Fund (the “Board”, and each member thereof, a “Director”) has designated the Advisor as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations were not readily available,

TCW Strategic Income Fund, Inc.

June 30, 2026

Note 3 — Significant Accounting Policies (Continued)

including in circumstances under which it was determined by the Advisor that prices received were not reflective of their market values.
Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in its financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.
The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
Investments in BDCs measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.
In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 3 — Significant Accounting Policies (Continued)

Fair Value Measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.
Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank loans are generally categorized as Level 2 of the fair value hierarchy, unless key inputs are unobservable; they would then be categorized as Level 3.
Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.
Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non‑public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.
Foreign currency contracts. The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.
Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1.
Government and agency securities. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

TCW Strategic Income Fund, Inc.

June 30, 2026

Note 3 — Significant Accounting Policies (Continued)

Interest rate swaps. Interest rate swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps are categorized as Level 2; otherwise, the fair values are categorized as Level 3.
Money market funds. Money market funds are open‑end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized as Level 1 of the fair value hierarchy.
Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid‑wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise, the fair values are categorized as Level 3.
Options contracts. Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized as Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in‑the‑money, at‑the‑money, and out‑of‑the‑money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.
Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non‑public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.
Short-term investments. Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.
The summary of the fair valuations according to the inputs used as of June 30, 2026 in valuing the Fund’s investments is listed after the Investments by Sector table.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 3 — Significant Accounting Policies (Continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset‑Backed Securities	Corporate Bonds	Total
Balance as of December 31, 2025	$1,465,568	$11,337	$1,476,905
Accrued Discounts (Premiums)	—	—	—
Realized Gain (Loss)	(716,250)	—	(716,250)
Change in Unrealized Appreciation (Depreciation)	715,836	(8,035)	707,801
Purchases	1,396,940	606,412	2,003,352
Sales	(417,450)	—	(417,450)
Transfers in to Level 3	596,238	—	596,238
Transfers out of Level 3	—	—	—

Balance as of June 30, 2026	$3,040,882	$609,714	$3,650,596

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2026	$(1,108)	$(8,035)	$(9,143)

Significant unobservable valuation inputs for Level 3 investments as of June 30, 2026 are as follows:

	Fair Value at June 30, 2026	Valuation Techniques	Unobservable Input	Price or Price Range	Average Weighted Price	Input to Valuation If Input Increases
Asset-Backed Securities	$0	Fair Value	Zero Market Value	$0.000	$0.000	Increase
Asset-Backed Securities	596,238	Third‑Party Vendor	Vendor Prices	10,840.689	10,840.689	Increase
Asset-Backed Securities	2,050,684	Broker Quote	Offered Quote	99.890‑100.000	99.930	Increase
Asset-Backed Securities	393,960	Fair Value	Broker Pricing	99.249	99.249	Increase
Corporate Bonds	609,714	Fair Value	Broker Pricing	0.000‑99.890	33.530	Increase
Security Transactions and Related Investment Income: Dividend income is recorded on the ex‑dividend date. Interest income is recognized on an accrual basis. REIT dividends are recorded as income for accounting purposes. Any portion that is return of capital will be reflected as a tax adjustment upon receiving annual tax documentation from the REIT. Realized gains and losses on investments are recorded on the basis of specific identification.
Use of Estimates: The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities, and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statement of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.
Distributions: Distributions to shareholders are recorded on each ex‑dividend date. The Fund declared and paid or reinvested dividends monthly under an income-based distribution policy. The income-based distribution policy has a stated goal of providing monthly distributions out of the

TCW Strategic Income Fund, Inc.

June 30, 2026

Note 3 — Significant Accounting Policies (Continued)

Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Subchapter M of the Internal Revenue Code (the “Code”). The source for the dividend can come from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, U.S. federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatments for market discount and premium, losses recognized on structured debt, losses deferred due to wash sales, foreign currency gains and losses, and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid‑in capital and may affect net investment income per share.
Derivative Instruments: Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark‑to‑market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.
For the period ended June 30, 2026, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

	Foreign Currency Risk	Interest Rate Risk	Total
Asset Derivatives
Futures Contracts (1)	$—	$50,467	$50,467
Forward Currency Exchange Contracts	4,335	—	4,335

Total Value	$4,335	$50,467	$54,802

Liability Derivatives
Futures Contracts (1)	$—	$(844,424)	$(844,424)
Forward Currency Exchange Contracts	(127,927)	—	(127,927)

Total Value	$(127,927)	$(844,424)	$(972,351)

Realized Gain (Loss)
Futures Contracts	$—	$1,522,659	$1,522,659
Forward Currency Exchange Contracts	492,715	—	492,715

Total Realized Gain (Loss)	$492,715	$1,522,659	$2,015,374

Change in Appreciation (Depreciation)
Futures Contracts	$—	$(956,046)	$(956,046)
Forward Currency Exchange Contracts	(117,905)	—	(117,905)

Total Change in Appreciation (Depreciation)	$(117,905)	$(956,046)	$(1,073,951)

Number of Contracts, Notional Amounts or Shares/Units (2)
Futures Contracts	—	792	792
Forward Currency Exchange Contracts	28,997,076	—	28,997,076

(1)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin on June 30, 2026 is reported within the Statement of Assets and Liabilities.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 3 — Significant Accounting Policies (Continued)

(2)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the period ended June 30, 2026.
Counterparty Credit Risk: Derivative contracts may be exposed to counterparty credit risk. Losses can occur if the counterparty does not perform under the contract.
The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.
With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
For OTC derivatives, the Fund mitigates its counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark‑to‑market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by the Fund.
Cash collateral that has been pledged to cover obligations of the Fund is reported separately on the Statement of Assets and Liabilities. Non‑cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a

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June 30, 2026

Note 3 — Significant Accounting Policies (Continued)

minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non‑performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund has implemented the disclosure requirements pursuant to ASC 210 Balance Sheet (“ASC 210”), Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.
Master Agreements and Netting Arrangements. The Fund is party to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit -related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/ moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.
Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre‑arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, typically $250,000 or $500,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be

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Notes to Financial Statements (Unaudited) (Continued)

Note 3 — Significant Accounting Policies (Continued)

received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri‑party collateral agreements between the Fund, the Fund’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.
The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreement and net of the related collateral received or pledged by the Fund as of June 30, 2026:

Counterparty	Gross Assets Subject to Master Agreements	Collateral Received(1)	Derivatives Assets/ (Liabilities) Available for Offset	Net Amount of Assets(2)
Citibank N.A.	$4,335	$—	$(4,335)	$—

Total	$4,335	$—	$(4,335)	$—

Counterparty	Gross Liabilities Subject to Master Agreements	Collateral Pledged(1)	Derivatives (Assets)/ Liabilities Available for Offset	Net Amount of Liabilities(3)
Citibank N.A.	$117,433	$—	$(4,335)	$113,098
Goldman Sachs & Co.	10,172	—	—	10,172
JP Morgan Chase Bank	322	—	—	322

Total	$127,927	$—	$(4,335)	$123,592

(1)	Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.
(2)	Represents the net amount receivable from the counterparty in the event of default.
(3)	Represents the net amount payable to the counterparty in the event of default.
Note 4 — Portfolio Investments
Mortgage-Backed and Other Asset-Backed Securities: The Fund may invest in MBS, which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped

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June 30, 2026

Note 4 — Portfolio Investments (Continued)

MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. MBS and other ABS held by the Fund at June 30, 2026 are listed in the Fund’s Schedule of Investments.
When-Issued, Delayed-Delivery, To Be Announced (“TBA”) and Forward Commitment Transactions: The Fund may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, TBA or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.
Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.
Repurchase Agreements: The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding as of June 30, 2026.
Securities Lending: The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in

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Notes to Financial Statements (Unaudited) (Continued)

Note 4 — Portfolio Investments (Continued)

recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended June 30, 2026.
Derivatives:
Forward Currency Exchange Contracts: The Fund enters into forward currency exchange contracts as a hedge against fluctuations in foreign exchange rates. Forward currency exchange contracts are marked‑to‑market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding forward currency exchange contracts at June 30, 2026 are disclosed in the Schedule of Investments.
Futures Contracts: The Fund may enter into futures contracts. The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.
When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended June 30, 2026, the Fund utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at June 30, 2026 are listed in the Fund’s Schedule of Investments.
Options: The Fund may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Fund may also enter into currency options to hedge against or to take advantage of currency fluctuations.

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Note 4 — Portfolio Investments (Continued)

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.
Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.
When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.
Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.
OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the period ended June 30, 2026, the Fund did not enter into written option contracts.
Swap Agreements: The Fund may enter into swap agreements. Swap agreements are typically two‑party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 4 — Portfolio Investments (Continued)

particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).
In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so‑called market access transactions).
Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.
The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.
Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the

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June 30, 2026

Note 4 — Portfolio Investments (Continued)

swap, at least in part. Swap agreements may be non‑transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.
During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking‑to‑market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.
During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended June 30, 2026, the Fund did not enter into interest rate swaps.
Note 5 — Federal Income Taxes
It is the policy of the Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.
At June 30, 2026, net unrealized appreciation (depreciation) for federal income tax purposes is comprised of the following components:

Unrealized appreciation	$10,209,420
Unrealized (depreciation)	(35,998,682)

Net unrealized appreciation	$(25,789,262)

Cost of Investments for Federal Income Tax Purposes	$374,598,014

The Fund did not have any unrecognized tax benefits at June 30, 2026, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties were accrued. The Fund is subject to examination by U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 5 — Federal Income Taxes (Continued)

The following table shows the character of distributed and undistributed amounts on a tax basis for the year ended December 31, 2025.

	Amount Distributed During the Year Ended	Undistributed Amount at Year Ended
	December 31, 2025	December 31, 2025
Ordinary Income	$15,530,269	$89,604
Capital Gain	—	—

	$15,530,269	$89,604

Note 6 — Investment Advisory and Service Fees
As compensation for the investment advisory services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average managed assets and 0.50% of the Fund’s average managed assets in excess of $100 million.
Note 7 — Purchases and Sales of Securities
For the period ended June 30, 2026, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated to $112,108,872 and $50,568,768, respectively, for non‑U.S. Government securities, and aggregated to $259,567,989 and $246,716,385, respectively, for U.S. Government securities.
Note 8 — Directors’ Fees
Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $56,165 from the Fund for the period ended June 30, 2026. Directors may elect to defer receipt of their fees in accordance with the terms of a Non‑Qualified Deferred Compensation Plan. Deferred compensation is included within Accrued Directors’ Fees and Expenses in the Statement of Assets and Liabilities. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor but do not receive any compensation from the Fund.
Note 9. Private Investment Vehicles
The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per Share (or its equivalent) as a practical expedient as of June 30, 2026.

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
TCW Steel City BDC	Middle market direct lending	$13,585,711	$13,585,711	—	Quarterly	N/A	Until the dissolution of the partnership in accordance with the limited partnership agreement

TCW Strategic Income Fund, Inc.

June 30, 2026

Note 10 — Commitments and Contingencies
The Fund had unfunded commitments and unrealized gain (loss) by investment as of June 30, 2026:

UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED GAIN (LOSS)
Trilon Group, LLC, 2026 Delayed Draw Term Loan	06/10/33	$16,327	$20

		16,327	20

In the normal course of business, the Fund enters into contracts which provide a variety of representations and warranties, and that provide general indemnifications. Such contracts include those with certain service providers, brokers and trading counterparties. Any exposure to the Fund under these arrangements is unknown as it would involve future claims that may be made against the Fund; however, based on the Fund’s experience, the risk of loss is remote and no such claims are expected to occur. As such, the Fund has not accrued any liability in connection with such indemnifications.
Note 11 — Restricted Securities
The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There are no restricted securities held by the Fund at June 30, 2026.
Note 12 — Line of Credit
The Fund is permitted to have borrowings for investment purposes. The Fund has entered into a line of credit agreement with State Street Bank and Trust Company (the “Bank”) which permits the Fund to borrow up to $70 million at an interest rate, to be determined by the Fund, either at (i) an Overnight Rate, defined as the higher of Federal Funds Effective Rate and the One Month Adjusted Term Secured Overnight Financing Rate (“SOFR”) in effect on the applicable day, plus 110.0 basis points (1.10%); or (ii) a Term Rate, equal to One Month Adjusted Term SOFR, plus 110.0 basis points (1.10%). The Fund did not have any borrowings during the period ended June 30, 2026. The Fund pays the Bank an administrative fee equal to 0.08% per annum on the facility amount. The administrative fee incurred by the Fund is presented in the Interest Expense line in the Statement of Operations.
Note 13 — Indemnifications
Under the Fund’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the Directors which provides that the Fund will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Fund, to the fullest extent permitted by the Fund’s Articles of Incorporation and By‑Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these

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Notes to Financial Statements (Unaudited) (Continued)

Note 13 — Indemnifications (Continued)

arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.
Note 14 — Capital Transactions
The Board approved a rights offering to participating shareholders of record as of February 19, 2026, each of whom was allowed to subscribe for new common shares of the Fund. Record date shareholders received one right for each common share held on the record date. For every three rights held, a holder of the rights was entitled to buy one new common share of the Fund. Record date shareholders who fully exercised all rights initially issued to them in the primary subscription were entitled to buy those common shares that were not purchased by other record date shareholders. The subscription price per common share (the “Subscription Price”) was determined based on a formula equal to 92.5% of the average of the last reported sales price of a common share of the Fund on the NYSE on the layoff/expiration dates and each of the four immediately preceding trading days (the “Formula Price”). However, the Formula Price was less than 88% of the Fund’s NAV per common share at the close of trading on the NYSE on the layoff/expiration dates, therefore the Subscription Price used was based on 88% of the Fund’s NAV per common share at the close of trading on the NYSE on those days. Offering costs were charged to paid‑in‑capital upon the exercise of the rights.
The shares of common stock issued, subscription price, and offering costs for the rights offering were as follows:

Layoff/Expiration Date	Shares of Common Stock Issued	Subscription Price	Offering Costs
March 18, 2026	15,928,480	$4.47	$2,670,011
Note 15 — Recent Accounting Pronouncements
In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023‑09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which enhances income tax disclosure requirements, including, but not limited to, those with respect to the Fund’s income tax rate reconciliation and income taxes paid disaggregated by jurisdiction. The ASU is effective for annual periods beginning after December 15, 2024. There was no impact to the Fund’s financial statements and no additional disclosures were required for the period ended June 30, 2026.
Note 16 — Segment Reporting
The Fund adopted FASB Accounting Standards Update 2023‑07, Improvements to Reportable Segment Disclosures. The Fund represents a single operating segment as the operating results of the Fund are monitored as a whole and its long-term asset allocation is determined in accordance with the terms of its prospectus, based on defined investment objectives that is executed by the Fund’s portfolio management team. A senior executive team comprised of the Fund’s Principal Executive Officer and Principal Financial Officer, serves as the Fund’s chief operating decision maker (“CODM”), who act in accordance with Board of Director reviews and approvals. The CODM uses financial information, such as changes in net assets from operations, changes in net assets from Fund share transactions, and income and expense ratios, consistent with that presented within the accompanying financial statements and financial highlights to assess the Fund’s profits and losses

TCW Strategic Income Fund, Inc.

June 30, 2026

Note 16 — Segment Reporting (Continued)

and to make resource allocation decisions. Segment assets are reflected in the Statement of Assets and Liabilities as Net Assets, which consists primarily of investment securities, at value, and significant segment expenses are listed in the accompanying Statement of Operations.
Note 17 — Subsequent Events
Management has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that there are no material events that would require recognition or disclosure in the Fund’s financial statements.

TCW Strategic Income Fund, Inc.

Financial Highlights

	Six Months Ended June 30, 2026 (Unaudited)		Year Ended December 31,
			2025	2024	2023	2022	2021
Net Asset Value Per Share, Beginning of period	$5.11		$5.03	$5.05	$4.94	$5.69	$5.85

Income from Operations:
Net Investment Income (1)	0.14		0.28	0.31	0.29	0.26	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(0.23)		0.13	0.06	0.18	(0.69)	(0.11)

Total from Investment Operations	(0.09)		0.41	0.37	0.47	(0.43)	0.21

Less Distributions:
Distributions from Net Investment Income	(0.15)		(0.33)	(0.39)	(0.36)	(0.24)	(0.25)
Distributions from Net Realized Gains	—		—	—	—	(0.08)	(0.12)

Total Distributions	(0.15)		(0.33)	(0.39)	(0.36)	(0.32)	(0.37)

Net Asset Value Per Share, End of period	$4.87		$5.11	$5.03	$5.05	$4.94	$5.69

Market Value Per Share, End of period	$4.51		$4.94	$4.81	$4.59	$4.62	$5.77

Net Asset Value Total Return (2)	(1.78	)% (3)	8.17%	7.34%	9.84%	(7.51)%	3.55%
Market Price Total Return (4)	(5.70	)% (3)	9.67%	13.33%	7.15%	(14.34)%	8.03%
Ratios/Supplemental Data:
Net Assets, End of period (in thousands)	$310,411		$244,397	$240,342	$241,398	$235,845	$271,573
Ratio of Expenses Before Interest Expense to Average Net Assets	0.87	% (5)	1.17%	0.94%	0.93%	0.95%	0.93%
Ratio of Interest Expense to Average Net Assets	0.01	% (5)	0.02%	(0.03)%	0.08%	0.07%	0.02%
Ratio of Total Expenses to Average Net Assets	0.88	% (5)	1.20%	0.91%	1.01%	1.02%	0.95%
Ratio of Net Investment Income to Average Net Assets	5.51	% (5)	5.53%	6.04%	5.67%	4.90%	5.38%
Portfolio Turnover Rate (6)	97.16	% (3)	219.83%	256.45%	234.87%	155.62%	178.02%
Asset Coverage Ratio Per Share (7)	—		—	—	—	—	—
Total Debt Outstanding	—		—	—	—	—	—
Involuntary Liquidating Preference Per Share	—		—	—	—	—	—
Average Market Value Per Share	—		—	—	—	—	—

(1)	Computed using average shares outstanding throughout the period.
(2)	Based on net asset value per share, adjusted for reinvestment of distributions. The NAV total return reflects the performance of the fund’s underlying investments.
(3)	For the six months ended June 30, 2026 and not indicative of a full year’s results.
(4)	The market price total return reflects the return based on the trading price of the Fund’s shares, which may be at a premium or discount to NAV.
(5)	Annualized.
(6)	The portfolio turnover rate excludes investments in TCW Central Cash Fund which is used as a short-term investment vehicle for cash management.
(7)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by one thousand to determine the asset coverage per share.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Financial Highlights

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value Per Share, Beginning of year	$5.73	$5.65	$5.91	$5.81	$5.83

Income from Operations:
Net Investment Income (1)	0.29	0.33	0.30	0.27	0.26
Net Realized and Unrealized Gain (Loss) on Investments	0.11	0.14	(0.19)	0.14	0.00 (2)

Total from Investment Operations	0.40	0.47	0.11	0.41	0.26

Less Distributions:
Distributions from Net Investment Income	(0.28)	(0.35)	(0.34)	(0.28)	(0.21)
Distributions from Net Realized Gains	—	(0.04)	(0.03)	(0.03)	(0.07)

Total Distributions	(0.28)	(0.39)	(0.37)	(0.31)	(0.28)

Net Asset Value Per Share, End of year	$5.85	$5.73	$5.65	$5.91	$5.81

Market Value Per Share, End of year	$5.69	$5.77	$5.27	$5.87	$5.33

Net Asset Value Total Return (3)	7.25%	8.37%	1.86%	7.22%	4.49%
Market Price Total Return (4)	3.75%	17.14%	(3.88)%	16.36%	6.56%
Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$279,067	$273,293	$269,594	$282,034	$277,132
Ratio of Expenses Before Interest Expense to Average Net Assets	0.93%	0.85%	0.81%	0.81%	0.84%
Ratio of Interest Expense to Average Net Assets	0.04%	0.02%	0.02%	0.01%	0.01%
Ratio of Total Expenses to Average Net Assets	0.97%	0.87%	0.83%	0.82%	0.85%
Ratio of Net Investment Income to Average Net Assets	5.07%	5.62%	5.13%	4.47%	4.38%
Portfolio Turnover Rate	72.59%	34.64%	31.16%	32.46%	29.20%
Asset Coverage Ratio Per Share (5)	—	—	—	—	—
Total Debt Outstanding	—	—	—	—	—
Involuntary Liquidating Preference Per Share	—	—	—	—	—
Average Market Value Per Share	—	—	—	—	—

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.
(3)	Based on net asset value per share, adjusted for reinvestment of distributions. The fund does not incur charges to investors for purchasing or selling shares.
(4)	Based on market price per share, adjusted for reinvestment of distributions. The fund does not incur charges to investors for purchasing or selling shares.
(5)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by one thousand to determine the asset coverage per share.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.
Supplemental Information

Proxy Voting Guidelines
The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of the Fund has delegated the Fund’s proxy voting authority to the Advisor.
Disclosure of Proxy Voting Guidelines
The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the TCW website at https://www.tcw.com/Global-Proxy-Voting-Policy; or

3.	By going to the SEC website at http://www.sec.gov.
When the Fund receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed on TCW’s website. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.
The Advisor, on behalf of the Fund, prepares and files Form N‑PX with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.
When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form N‑PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.
The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N‑PX is filed with the SEC, at https://www.tcw.com/Resources/Proxy-Voting.
Availability of Quarterly Portfolio Schedule
The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form NPORT‑P. Such filings occur no later than 60 days after the end of the Fund’s first and third quarters and are available on the SEC’s website at www.sec.gov.

TCW Strategic Income Fund, Inc.
Dividend Reinvestment Plan

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase Fund shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s net asset value per share. You will be charged a pro‑rata portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, of Fund shares is above the Fund’s net asset value per share, you will receive shares at a price equal to the higher of the Fund’s net asset value per share on the payment date or 95% of the closing market price of Fund shares on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.
To enroll in the Plan, if your shares are registered in your name, write to Computershare, P.O. Box 43078, Providence, RI 02940-3078, or call toll free at (866) 227‑8179. If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact Computershare or your broker. You may elect to continue to hold shares previously purchased on your behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877) 829‑4768 or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.
Distribution Policy
The Fund has a net investment income-based distribution policy. The policy is to pay monthly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub‑chapter M of the Code.
Distribution policies are a matter of Board discretion and may be modified or terminated at any time without prior notice. Any such change or termination may have an adverse effect on the market price for the Fund’s shares.
You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s distribution policy.

TCW Strategic Income Fund, Inc.
515 South Flower Street
Los Angeles, CA 90071
800 386 3829
tcw.com

Board of Directors
Patrick C. Haden
Martin Luther King III
Peter McMillan
Victoria B. Rogers
Robert G. Rooney
Michael Swell
Andrew Tarica
David Vick
Richard Villa

Advisor
TCW Investment Management Company LLC
515 South Flower Street
Los Angeles, CA 90071

Custodian & Administrator
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114-2016

Transfer Agent, Dividend Reinvestment, Disbursement Agent and Registrar
Computershare
P.O. Box 43078
Providence, RI 02940-3078

Officers
Richard Villa
President, Principal Executive Officer, Treasurer, Principal Financial Officer, and Principal Accounting Officer

Drew Bowden
Executive Vice President

Eric Chan
Assistant Treasurer

Peter Davidson
Vice President and Secretary

Lisa Eisen
Tax Officer

Alenoush Terzian
Chief Compliance Officer and Anti-Money Laundering Officer
Independent Registered Public Accounting Firm Deloitte & Touche LLP 555 West 5th Street, Suite 2700 Los Angeles, CA 90013 For Additional Information Call 800 FUND TCW (800 386 3829) or visit tcw.com

A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to its portfolio’s securities during the most recent 12‑month period ending June 30 are available (i) without charge, upon request, by calling 800 386 3829; and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.
In addition to its annual and semi-annual reports, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT‑P. Such filings occur no later than 60 days after the end of the Fund’s first and third quarters and are available on the SEC’s website at www.sec.gov.
To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 800 386 3829 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.
This report is submitted for general information to the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus, which includes details regarding the Fund’s objectives, policies, expenses and other information.

(b)	Not applicable.

Item 2.	Code of Ethics.

Not required for this filing.

Item 3.	Audit Committee Financial Expert.

Not required for this filing.

Item 4.	Principal Accountant Fees and Services.

Not required for this filing.

Item 5.	Audit Committee of Listed Registrants.

Not required for this filing.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required for this filing.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not required for this filing.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 16.	Controls and Procedures.

(a)

The Principal Executive Officer and Principal Financial and Accounting Officer have concluded, as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of such date, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.	Exhibits.

(a)(1)	Not required for this filing.

(a)(2)	Not applicable.

(a)(3)	EX-99.CERT – The certification required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) is filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	EX-99.906CERT – The certification required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act is filed herewith.

(c)	EX-99.(c) – Consent of independent registered public accounting firm is filed herewith.

(101) Inline Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ Richard M. Villa
Richard M. Villa
President, Principal Executive Officer, Treasurer,
Principal Financial Officer, and Principal Accounting Officer

Date	September 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard M. Villa
Richard M. Villa
President, Principal Executive Officer, Treasurer,
Principal Financial Officer, and Principal Accounting Officer

Date	September 3, 2026